JEFFERSON-PILOT INVESTMENT GRADE BOND FUND, INC.
100 North Greene Street, Greensboro, North Carolina 27420
1-800-458-4498


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 3, 1996

To the Shareholders of Jefferson-Pilot Investment Grade Bond Fund, Inc.:

Notice is hereby given that a Special Meeting of the Shareholders of Jefferson-Pilot Investment Grade Bond Fund, Inc. ("JP Fund"), an open-end, management investment company, will be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, on December 3, 1996, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization dated as of October 8, 1996 (the "Reorganization Agreement") by and among JP Fund, Jefferson-Pilot Corporation, Oppenheimer Integrity Funds on behalf of its series, Oppenheimer Bond Fund ("Oppenheimer Fund"), and OppenheimerFunds, Inc., and the transactions contemplated thereby (the "Reorganization"), including (i) the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund, (ii) the distribution of such shares of Oppenheimer Fund to shareholders of JP Fund in liquidation of JP Fund, and (iii) the cancellation of the outstanding shares of JP Fund ("Proposal 1");

2. To elect to the Board of Directors five (5) directors to hold office until the earlier of (i) the dissolution of JP Fund or (ii) the next annual meeting of shareholders of JP Fund called for the purpose of electing directors, or until their successors are elected and qualified ("Proposal 2");

3. To ratify or reject the selection of McGladrey & Pullen LLP as JP Fund's independent auditors for the current fiscal year ("Proposal 3"); and

4. To act upon such other matters as may properly come before the Meeting.

The Proposals are more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. JP Fund shareholders of record at the close of business on October 10, 1996 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of JP Fund recommends a vote in favor of each Proposal and to elect each of the nominees as Director. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

J. Gregory Poole, Secretary

October 28, 1996


Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

1. What is the Reorganization?

The proposed Reorganization provides for the transfer of substantially all the assets of Jefferson-Pilot Investment Grade Bond Fund, Inc. ("JP Fund") to Oppenheimer Bond Fund ("Oppenheimer Fund"), the issuance of Class A shares of Oppenheimer Fund to JP Fund for distribution to its shareholders and the cancellation of the outstanding shares of JP Fund. The number of Class A shares of Oppenheimer Fund that will be received by shareholders of JP Fund will be determined on the basis of the relative net asset values of Oppenheimer Fund and JP Fund. Although the number of shares of Oppenheimer Fund issued to a shareholder of JP Fund may be greater or fewer than the number of JP Fund shares that he or she holds, the value of the shares of Oppenheimer Fund issued in the Reorganization will be equal to the value of his or her JP Fund shares.

The Reorganization has been proposed in connection with a proposed acquisition by OppenheimerFunds, Inc. ("OFI") of the assets of JP
Investment Management Company ("JPM"), the investment adviser to JP Fund. OFI is discussed in greater detail below.

Shareholders are directed to read the accompanying Proxy Statement and Prospectus for further information about the Reorganization and related matters. Additional information about Oppenheimer Fund is set forth in its accompanying Prospectus.

2. What are the reasons for the Reorganization?

Jefferson-Pilot Corporation ("JPC"), in the course of a review of its business, concluded that it should invest its capital resources in its core insurance business and communications operations rather than investing in the expansion of mutual fund assets being managed by JPM (or another investment management subsidiary). Because managing mutual fund investment portfolios in an efficient and profitable manner can only be achieved by managing aggregate assets significantly in excess of the amount of assets currently being managed by JPM, JPC has decided to sell the assets of JPM and thereby leave the business of managing mutual fund investment portfolios. This decision requires that alternative arrangements be made for the management of the assets of the four mutual funds (including JP Fund) managed by JPM. The Reorganization would result in OFI taking over management of the investment portfolio of JP Fund when JPM is sold.

3. What benefits to shareholders may result from this Reorganization?

The Board of Directors of JP Fund has determined that, among other things, the Reorganization would afford the shareholders of JP Fund: 1) the capabilities and resources of OFI and its affiliates in the area of fixed-income investment management, distribution, shareholder services and marketing, and 2) the ability to exchange their Oppenheimer Fund shares for shares of a wider variety of funds and portfolios within the OppenheimerFunds family.

4. Who is paying the expenses of the Reorganization?

All expenses of the Reorganization will be paid by the respective investment advisers to JP Fund and Oppenheimer Fund and not JP Fund or Oppenheimer Fund.

5. Who is OppenheimerFunds, Inc.?

OFI and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OFI has operated as an investment adviser since 1959. OFI is indirectly controlled by Massachusetts Mutual Life Insurance Company. As of
September 30, 1996, OFI and a subsidiary had assets of more than $55 billion under management in more than 60 mutual funds.

6. Do the Oppenheimer funds have a sales charge?

Yes, the Oppenheimer funds impose a sales charge, other than their money market funds (with one exception). However, there will be no commission or sales load of any kind charged in connection with the Class A shares issued in this Reorganization. Purchases of Class A shares of Oppenheimer Fund in addition to those received in exchange for JP Fund shares in the Reorganization will, nonetheless, be assessed any applicable sales charge. See the accompanying documents for further details.

7. May I exchange between other Oppenheimer funds without a sales charge or exchange fee?

Yes. As a shareholder of Oppenheimer Fund after this Reorganization, you will be able to exchange your Class A shares for Class A shares of other Oppenheimer funds without payment of any sales charges or exchange fees. Exchange privileges may be modified or discontinued at any time.

8. Where can I get prospectuses and other information on the Oppenheimer funds?

Call OppenheimerFunds Services at 1-(800) 525-7048. They will be pleased to supply you with prospectuses and other documentation with respect to the Oppenheimer funds.

9. After the Reorganization, whom do I contact about my new Oppenheimer Fund account or to initiate a transaction in that account?

Once the Reorganization is approved and effected, you will become a shareholder of Oppenheimer Fund. For information about your new
Oppenheimer Fund account or to initiate a transaction in that account, you may continue to contact your registered representative at your broker/dealer or, in the alternative, OppenheimerFunds Services at 1-(800) 525-7048.

10. Will this Reorganization result in any tax liability to JP Fund, Oppenheimer Fund or to me as a shareholder?

The Reorganization is structured in a manner that is intended to qualify for federal income tax purposes as a tax-free reorganization. The aggregate tax basis of Oppenheimer Fund shares received by you will be the same as the aggregate tax basis of your JP Fund shares prior to the Reorganization, and the holding period of the shares of Oppenheimer Fund received by you will include the period during which you held your JP Fund shares provided that those JP Fund shares were held as capital assets.

Shareholders of JP Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing only relates to the federal income tax consequences of the Reorganization, shareholders of JP Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

JEFFERSON-PILOT INVESTMENT GRADE BOND FUND, INC.
100 North Greene Street, Greensboro, North Carolina 27420
1-800-458-4498

PROXY STATEMENT

OPPENHEIMER BOND FUND
3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

PROSPECTUS

This Proxy Statement and Prospectus is being furnished to shareholders of Jefferson-Pilot Investment Grade Bond Fund, Inc. ("JP Fund"), an open-end, management investment company, in connection with the solicitation by the Board of Directors of JP Fund (the "Board") of proxies to be used at the Special Meeting of Shareholders of JP Fund, to be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, on December 3, 1996, and any adjournments thereof (the "Meeting"). The Board has set October 10, 1996, as the date for the determination of JP Fund shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). It is expected that this Proxy Statement and Prospectus will be mailed to shareholders on or about October 28, 1996.

At the Meeting, shareholders of JP Fund will be asked to consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization, dated as of October 8, 1996 (the "Reorganization Agreement"), by and among JP Fund, Jefferson-Pilot Corporation ("JPC"), Oppenheimer Integrity Funds (the "Trust"), on behalf of its series Oppenheimer Bond Fund ("Oppenheimer Fund"), and OppenheimerFunds, Inc. ("OFI"), and the transactions contemplated by the Reorganization Agreement (the "Reorganization"). The Reorganization Agreement provides for the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund having a value equal to the aggregate net asset value of the outstanding shares of JP Fund, the distribution of such Class A shares of Oppenheimer Fund to the shareholders of JP Fund in liquidation of JP Fund and the cancellation of the outstanding shares of JP Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each shareholder of JP Fund will receive that number of Class A shares of Oppenheimer Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of JP Fund. This transaction has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes. See "Approval or Disapproval of the Reorganization." At the Meeting, shareholders of JP Fund will also be asked to elect five Directors and ratify the selection of independent auditors.

Oppenheimer Fund currently offers Class A, Class B and Class C shares. Class A shares are usually sold with a sales charge imposed at the time of purchase (certain purchases aggregating $1.0 million or more ($500,000 as to purchases by certain retirement plans) are not subject to a sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the date of purchase). Class B shares are sold without a front-end sales charge but may be subject to a CDSC if redeemed within six years of the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC if not held for one year. As a result of the Reorganization, shareholders of JP Fund will receive Class A shares of Oppenheimer Fund and no sales charge will be imposed on the Oppenheimer Fund Class A shares received by JP Fund's shareholders in the Reorganization. Because JP Fund has only one class of shares outstanding, Oppenheimer Fund will not issue Class B or Class
C shares in the Reorganization. Accordingly, complete information on Class B and Class C shares of Oppenheimer Fund is not included in this Proxy Statement and Prospectus, and no offering of Class B or Class C shares is made hereby.

Oppenheimer Fund, formerly named "Oppenheimer Investment Grade Bond Fund," is a mutual fund that seeks a high level of current income by investing
mainly in debt instruments.   JP Fund's primary investment objective is
to seek the maximum level of current income as is consistent with prudent risk; a secondary investment objective is to seek growth of income and capital. JP Fund proposes to achieve these objectives by investing primarily in investment grade fixed-income securities. Shareholders of JP Fund should consider the differences in investment objectives and policies of Oppenheimer Fund and JP Fund, including Oppenheimer Fund's investment policy to invest in securities rated lower than investment grade. See "Synopsis - Investment Objectives and Policies", "Principal Risk Factors" and "Comparison Between Oppenheimer Fund and JP Fund - Comparison of Investment Objectives, Policies and Restrictions."

Oppenheimer Fund has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of Class A shares of Oppenheimer Fund to be offered to the shareholders of JP Fund pursuant to the Reorganization Agreement. This Proxy Statement and Prospectus relating to the Reorganization also constitutes a Prospectus of Oppenheimer Fund filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to Oppenheimer Fund has been prepared by and is the responsibility of Oppenheimer Fund. Information contained or incorporated by reference herein relating to JP Fund has been prepared by and is the responsibility of JP Fund.

This Proxy Statement and Prospectus sets forth concisely information about Oppenheimer Fund that a prospective investor should know before voting on the Reorganization. The following documents have been filed with the SEC and are available without charge upon written request to Jefferson-Pilot Investor Services, Inc. ("JPIS"), the distributor for JP Fund, at P.O. Box 22086, Greensboro, North Carolina 27420, or by calling 1-800-458-4498 (a toll-free number): (i) a Prospectus for JP Fund, dated May 1, 1996, as supplemented October 8, 1996, (information about JP Fund is incorporated herein by reference to JP Fund's May 1, 1996 Prospectus, as supplemented); and (ii) a Statement of Additional Information about JP Fund, dated May
1, 1996 (the "JP Fund Additional Statement"). The most recent Annual Report and Semi-Annual Report for JP Fund, dated as of December 31, 1995 and June 30, 1996, respectively, are also available without charge upon request to JPIS by calling 1-800-458-4498 (toll-free).

The following documents have been filed with the SEC and are available without charge upon written request to the transfer and shareholder servicing agent for Oppenheimer Fund, OppenheimerFunds Services ("OFS"), at P.O. Box 5270, Denver, Colorado 80217, or by calling 1-800-525-7048 (a toll free number): (i) a Prospectus for Oppenheimer Fund, dated April 1, 1996, as supplemented October 18, 1996, which is incorporated herein by reference and a copy of which also accompanies this Proxy Statement and Prospectus; (ii) a Statement of Additional Information about Oppenheimer Fund, dated April 1, 1996, as supplemented October 18, 1996 (the "Oppenheimer Fund Additional Statement"), which contains more detailed information about Oppenheimer Fund and its management, and (iii) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Reorganization Additional Statement"), dated October 18, 1996, incorporated herein by reference and filed as part of the Registration Statement, which includes, among other things, the Prospectus for JP Fund, the JP Fund Additional Statement and the Oppenheimer Fund Additional Statement.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Shares of Oppenheimer Fund are not deposits or obligations of any bank, are not guaranteed or endorsed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated October 28, 1996.

                                   TABLE OF CONTENTS
                            PROXY STATEMENT AND PROSPECTUS

COMPARATIVE FEE TABLES
  Transaction Charges
  Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses
  Examples

SYNOPSIS
  Purpose of the Meeting
  Parties to the Reorganization
  The Reorganization
  Vote Required
  Tax Consequences of the Reorganization
  Dissenters' Rights
  Investment Objectives and Policies
  Investment Advisory and Distribution Plan Fees
  Purchases, Exchanges and Redemptions

PRINCIPAL RISK FACTORS
  Investment in Debt Securities
  Foreign Securities
  Options, Futures and Interest Rate Swaps; Derivatives

APPROVAL OR DISAPPROVAL OF THE REORGANIZATION (Proposal 1)
  Background
  Acquisition Agreement
  Board Approval of the Reorganization
  The Reorganization
  Tax Aspects of the Reorganization
  Dissenters' Rights
  Capitalization Table (Unaudited)

COMPARISON BETWEEN OPPENHEIMER FUND AND JP FUND
  Comparison of Investment Objectives, Policies and Restrictions
  Special Investment Methods
  Investment Restrictions
  Oppenheimer Fund Performance
  Additional Comparative Information

ELECTION OF DIRECTORS (Proposal 2)
  Information Concerning the Board
  Officers of JP Fund
  Other Information

RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS (Proposal
3)

INFORMATION CONCERNING THE MEETING
  The Meeting
  Record Date; Vote Required; Share Information
  Proxies
  Costs of the Solicitation and the Reorganization

SHAREHOLDER PROPOSALS

MISCELLANEOUS
  Financial Information
  Public Information

OTHER BUSINESS

EXHIBIT A -   Agreement and Plan of Reorganization, dated as of October 8,
              1996, by and among Oppenheimer Integrity Funds, on behalf of Oppenheimer Bond Fund, Jefferson-Pilot Investment Grade Bond
              Fund, Inc., OppenheimerFunds, Inc. and Jefferson-Pilot
              Corporation

ENCLOSURE -   Prospectus of Oppenheimer Bond Fund, dated April 1, 1996, as supplemented October 18, 1996
COMPARATIVE FEE TABLES

Transaction Charges

Shareholders pay certain expenses directly, such as sales charges and account transaction charges. The schedule of such charges for both JP Fund and Oppenheimer Fund is noted below. Pro forma transaction charges for the combined fund after giving effect to the Reorganization will be the same as the charges noted below for Oppenheimer Fund.

                              JP Fund                             Oppenheimer Fund


                                                      Class A     Class B     Class C

Maximum Initial Sales Load
  Imposed on Purchases (as a %
  of offering price)          4.50%                   4.75%       None        None
Maximum Sales Load Imposed on
  Reinvested Dividends        None                    None        None        None
Maximum Deferred Sales
  Load(as a % of the lower
      of the original purchase
      price or redemption
      proceeds)               None                    None(1)     5.00%(2)    1.00%(3)
Redemption Fee                None                    None        None        None
Exchange Fee                  None                    None        None        None


1. If you invest $1 million or more ($500,000 or more for purchases by certain retirement plans) in Class A shares, although you will generally not pay an initial sales charge, you may have to pay a sales charge of up to 1.0% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.

2. If you redeem Class B shares within six years of the beginning of the month in which you purchase them, you may have to pay a contingent deferred sales charge starting at 5.0% in the first year and declining thereafter.

3. If you redeem Class C shares within 12 months of the beginning of the calendar month of buying them, you may have to pay a 1.0% contingent deferred sales charge.

Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses

Each fund pays a variety of expenses directly for management of its assets, administration, distribution of shares and other services, and those expenses are reflected in the net asset value per share of each of Oppenheimer Fund and JP Fund. The following calculations are based on the expenses of JP Fund and Class A expenses of Oppenheimer Fund for the 12 months ended December 31, 1995 and the six months ended June 30, 1996. These amounts are shown as a percentage of the average net assets of JP Fund and of Class A shares of Oppenheimer Fund for those periods (for the six months ended June 30, 1996, the percentages are annualized). Pro forma expenses for the combined fund after giving effect to the Reorganization are not shown as they do not differ from the fees indicated below for Oppenheimer Fund.



                                                                        Oppenheimer Fund
                                    JP Fund                             Class A

                        12 months ended   6 months ended    12 months ended   6 months ended
                        12/31/95          6/30/96           12/31/95          6/30/96
Management Fees(1)      0.50%             0.50%             0.75%             0.75%
12b-1 Fees              -----             -----             0.25%             0.25%
Other Expenses          0.46%             0.44%             0.38%             0.28%
Total Fund Operating
Expenses(1)             0.96%             0.94%             1.38%             1.28%

(1) Management fees for Oppenheimer Fund have been restated to reflect the increased management fee rate which went into effect on July 10, 1995.
Had this management fee not changed, "Management Fees" for the twelve months ended December 31, 1995 would have been 0.50% of Class A average annual net assets, and "Total Fund Operating Expenses" would have been 1.13% of Class A average annual net assets. See "Investment Advisory and Distribution Plan Fees" below.

Examples

To attempt to show these expenses over time, the examples shown below have been created. Assume that you make a $1,000 investment in either JP Fund or Oppenheimer Fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above for the six months ended June 30, 1996 and the 12 months ended December 31, 1995.

Based on the rate of "Total Fund Operating Expenses" shown above for the six months ended June 30, 1996, if you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year    3 years      5 years      10 years

Oppenheimer Fund
 Class A Shares     $60       $86          $114         $195

JP Fund             $54       $74          $ 95         $155



Based on the rate of "Total Fund Operating Expenses" shown above for the 12 months ended December 31, 1995, if you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                   1 year     3 years      5 years      10 years

Oppenheimer Fund
 Class A Shares    $61        $89          $119         $205

JP Fund            $54        $74          $ 96         $157

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of JP Fund to assist them in determining whether to approve or disapprove the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement which is Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Oppenheimer Fund which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Purpose of the Meeting

At the Meeting, shareholders of JP Fund will be asked to approve or disapprove the Reorganization. In addition, shareholders will be requested to elect five Directors of JP Fund and ratify the selection of JP Fund's independent auditors.

Parties to the Reorganization

Oppenheimer Fund is a series of the Trust, Oppenheimer Integrity Funds, a diversified, open-end, management investment company organized in 1982 as a multi-series Massachusetts business trust. Oppenheimer Fund is located at 3410 South Galena Street, Denver, Colorado 80231. OFI acts as investment adviser to Oppenheimer Fund. OppenheimerFunds Distributor, Inc. ("OFDI"), a subsidiary of OFI, acts as the distributor of Oppenheimer Fund's shares. OFI and OFDI are located at Two World Trade Center, New York, New York 10048-0203. Additional information about Oppenheimer Fund is set forth below.

JP Fund is a diversified, open-end, management investment company organized in 1978 as a North Carolina corporation. JP Fund is located at 100 North Greene Street, Greensboro, North Carolina 27420. JP Investment Management Company ("JPM") acts as investment adviser to JP Fund. Jefferson-Pilot Investor Services, Inc. ("JPIS") acts as the distributor of JP Fund's shares. JPM and JPIS are located at P.O. Box 21008 and P.O. Box 22086, respectively, Greensboro, North Carolina 27420. Additional information about JP Fund is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for the issuance of Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund. JP Fund will retain a small Cash Reserve sufficient to pay any liabilities and expenses of dissolution.
The Reorganization Agreement also provides for the distribution by JP Fund of these shares of Oppenheimer Fund to JP Fund shareholders in liquidation of JP Fund. As a result of the Reorganization, each JP Fund shareholder will receive that number of full and fractional Oppenheimer Fund Class A shares equal in value to such shareholder's pro rata interest in the net assets transferred to Oppenheimer Fund as of the Valuation Date (as hereinafter defined). For further information about the Reorganization see "Approval or Disapproval of the Reorganization" below.

For the reasons set forth below under "Approval or Disapproval of the Reorganization - Board Approval of the Reorganization," the Board, including the Directors who are not "interested persons" of JP Fund (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of JP Fund and its shareholders and that the interests of existing JP Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by JP Fund shareholders. The Board of Trustees of the Trust has also approved the Reorganization and determined that the interests of existing Oppenheimer Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, JP Fund will continue in existence and the Board will determine whether to pursue alternative actions. The section below entitled "Approval or Disapproval of the Reorganization" sets forth certain information with respect to the background of the Reorganization, including other transactions and agreements entered into, or contemplated to be entered into, by OFI, JPM and certain affiliates of JPM.

Vote Required

Approval of the Reorganization will require the affirmative vote of a majority of the shares of JP Fund entitled to vote at the Meeting. See "Information Concerning the Meeting - Record Date; Vote Required; Share Information."

Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, JP Fund and Oppenheimer Fund will have received an opinion of Sutherland, Asbill & Brennan, tax counsel to JP Fund, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result of such tax-free reorganization, no gain or loss would be recognized by JP Fund, Oppenheimer Fund, or the shareholders of either fund for federal income tax purposes. For further information about the tax consequences of the Reorganization, see "Approval or Disapproval of the Reorganization - Tax Aspects of the Reorganization" below.

Dissenters' Rights

Dissenters' rights of appraisal are generally not available to shareholders of JP Fund with respect to the Reorganization. See, "Approval or Disapproval of the Reorganization - Dissenters' Rights."

Investment Objectives and Policies

Oppenheimer Fund's investment objective is a fundamental policy, and JP Fund's investment objectives and policies are also fundamental policies. Fundamental policies are those that cannot be changed without the approval of shareholders of that fund. Oppenheimer Fund's investment policies described below are not fundamental unless this Proxy Statement and Prospectus indicates a particular policy is fundamental.

As its investment objective, Oppenheimer Fund seeks a high level of current income by investing mainly in debt instruments. Under normal market conditions, Oppenheimer Fund invests at least 65% of its total assets in investment grade debt securities, U.S. Government securities, and money market instruments and may invest up to 35% of its total assets in debt securities rated less than investment grade, or if unrated, judged by OFI to be of comparable quality to such lower-rated debt securities. Investment grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or another nationally-recognized rating organization. Such categories are, from highest to lowest ratings, AAA, AA, A and BBB as to S&P and Aaa, Aa, A and Baa as to Moody's. See "Comparison Between Oppenheimer Fund and JP Fund" for a discussion of certain of these ratings. Securities rated lower than investment grade (often called "junk bonds") are considered speculative. Although such lower-rated debt securities generally offer the potential for higher income than investment grade debt securities, their value may be subject to greater market fluctuations, they may be more difficult to sell and they may be subject to a greater risk of default because of the issuer's low creditworthiness. Prior to July 10, 1995, Oppenheimer Fund was named "Oppenheimer Investment Grade Bond Fund" and its investments were limited to investment grade bonds, U.S. Government securities and money market instruments. Oppenheimer Fund's current investment policies are described herein under "Comparison Between Oppenheimer Fund and JP Fund" and in more detail in Oppenheimer Fund's current Prospectus, which accompanies this Proxy Statement and Prospectus, and the Oppenheimer Fund Additional Statement.

OFI anticipates that Oppenheimer Fund will generally invest at least 75% of its total assets in: (i) U.S. corporate bonds rated "A" or better and
(ii) U.S. government and agency bonds. OFI further anticipates that Oppenheimer Fund would invest an additional 15% of its total assets in lower-rated non-investment grade domestic corporate bonds and 10% of its total assets in lower-rated non-investment grade foreign bonds. These anticipated investment targets, including the allocation between domestic and foreign lower-rated debt securities, are not fundamental policies, are subject to fluctuation and may be changed by OFI without further notice to shareholders or amended prospectus disclosure.

JP Fund's primary investment objective is to seek the maximum level of current income as is consistent with prudent risk. A secondary investment objective is to seek growth of income and capital. JP Fund proposes to achieve these objectives by investing primarily in fixed-income securities rated A or better by S&P or Moody's. JP Fund will also purchase dividend paying common stocks. Fixed-income securities include debt securities and preferred stocks, some of which may have a call on common stock by means of conversion privilege or attached warrants. When the incremental yield available on corporate securities is small compared to that available on U.S. Treasury securities, JP Fund may invest substantially in U.S. Treasury securities. JP Fund may also hold cash or invest in short-term securities and may purchase, subject to limitations, U.S. Government obligations with a simultaneous agreement by the seller to repurchase the securities at the original price plus accrued interest.

Oppenheimer Fund's and JP Fund's investments may also include securities of foreign governments and companies (limited, in the case of JP Fund, to securities issued by Canadian companies), mortgage-backed securities, collateralized mortgage-backed obligations (CMOs), asset-backed securities, zero coupon securities, preferred stock and municipal securities. Oppenheimer Fund and JP Fund may also enter into repurchase agreements subject to certain limitations. Oppenheimer Fund may also write covered call options and use certain derivative investments, including options and futures, to enhance income and may use hedging instruments to try to manage investment risks.

Shareholders of JP Fund should consider the differences in investment objectives and policies between JP Fund and Oppenheimer Fund, including the ability, but not the current investment policy, of Oppenheimer Fund to invest up to 100% of its assets in securities rated lower than investment grade. Oppenheimer Fund invests in a wider variety of securities, such as certain hedging instruments and derivative investments, some of which have greater investment risks than the types of securities JP Fund usually holds. Further, as a secondary investment objective, JP Fund seeks growth of income and capital; Oppenheimer Fund does not invest with the investment objective of seeking capital appreciation. See "Principal Risk Factors" and "Comparison Between Oppenheimer Fund and JP Fund - Comparison of Investment Objectives, Policies and Restrictions."

Investment Advisory and Distribution Plan Fees

Oppenheimer Fund and JP Fund each obtain investment management services from their respective investment advisers pursuant to the terms of their respective investment advisory agreements. Each agreement provides that a management fee is payable to the investment adviser monthly.
Oppenheimer Fund pays a management fee to OFI computed on its net asset value as of the close of business each day, which fee declines on additional assets as Oppenheimer Fund increases its asset base, at the annual rate of 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets over $1 billion. The management fee payable by JP Fund to JPM is at an annual rate of 1/2 of 1% of JP Fund's average daily net asset value. JPM is reimbursed by JP Fund for performing certain shareholder accounting services. JPM has contractually agreed that if in any fiscal year the total of JP Fund's ordinary business expenses (with specified exceptions) exceeds 1% of JP Fund's average daily net asset value, JPM will pay the excess by reducing its management fee by a corresponding amount. OFI has voluntarily undertaken that the total expenses of Oppenheimer Fund in any fiscal year (with specified exceptions) will not exceed (and OFI undertakes to reduce Oppenheimer Fund's management fee in the amount by which such expenses exceed) the most stringent state regulatory limit on fund expenses. OFI's undertaking to Oppenheimer Fund is revocable and may be changed or eliminated at any time. Neither fund's management fees were reduced during the past fiscal year.

Oppenheimer Fund has adopted a shareholder Service Plan under Rule 12b-1 of the 1940 Act for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of Oppenheimer Fund. OFDI uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Service Plan. Services to be provided include, among others, answering customer inquiries about Oppenheimer Fund, assisting in establishing and maintaining accounts in Oppenheimer Fund, making Oppenheimer Fund's investment plans available and
providing other services at the request of Oppenheimer Fund or OFDI.   A
description of Oppenheimer Fund's distribution and service plans for Class B and Class C shares is set forth in Oppenheimer Fund's Prospectus. JP Fund has not adopted a plan pursuant to Rule 12b-1 under the 1940 Act.

Purchases, Exchanges and Redemptions

Purchases. Purchases of shares of Oppenheimer Fund and JP Fund may be made directly through OFDI and JPIS, respectively, or through any dealer, broker or financial institution that has a sales agreement with the respective distributor. Subsequent to an initial purchase, additional purchases of JP Fund shares may be made directly from Investors Fiduciary Trust Company, JP Fund's stock transfer and dividend paying agent. A shareholder of Oppenheimer Fund may purchase shares automatically from an account at a domestic bank or other financial institution under the "OppenheimerFunds AccountLink" service. Class A shares of Oppenheimer Fund and shares of JP Fund generally are sold subject to an initial sales charge. The maximum sales charge rate is 0.25% higher (as a percent of the offering price) for Oppenheimer Fund Class A shares than for JP Fund shares. Oppenheimer Fund Class B and Class C shares generally are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption. See "Comparative Fee Tables -- Transaction Charges" above for a complete description of such sales charges.

Class A shares of Oppenheimer Fund and shares of JP Fund may be purchased at reduced sales charges, or may be purchased at net asset value, as described in that fund's Prospectus. Class A shares of Oppenheimer Fund to be issued under the Reorganization Agreement will be issued by Oppenheimer Fund at net asset value without a sales charge. The sales charge on Class A shares of Oppenheimer Fund will only affect shareholders of JP Fund to the extent that they desire to make additional purchases of Class A shares of Oppenheimer Fund in addition to the shares which they will receive as a result of the Reorganization. Future dividends and capital gain distributions of either fund, if any, may be reinvested without sales charge.

Exchanges. Shareholders of Oppenheimer Fund may exchange their shares at net asset value for shares of the same class issued by other mutual funds within the Oppenheimer funds family (over 40 other portfolios), subject to certain conditions. Oppenheimer Fund offers an automatic exchange plan providing for systematic exchanges from Oppenheimer Fund of a specified amount for shares of the same class of other funds within the Oppenheimer funds family. In contrast, holders of JP Fund shares may only exchange such shares for shares issued by Jefferson-Pilot Capital Appreciation Fund, Inc. ("JP Appreciation Fund").

Redemptions. Class A shares of Oppenheimer Fund and shares of JP Fund may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted; however, Class A shares of Oppenheimer Fund that were exempt from the front-end sales charge upon purchase in amounts of more than $1 million (more than $500,000 for purchases by certain retirement plans) may be subject to a CDSC of up to 1.0% upon redemption within 18 months from the end of the calendar month during which such shares were purchased. Such CDSC will be waived for shares issued pursuant to the Reorganization. See "Comparative Fee Tables -- Transaction Charges" above.

Shareholders of Oppenheimer Fund may reinvest redemption proceeds of Class A shares on which an initial sales charge was paid, or the redemption proceeds of Class A or Class B shares on which a CDSC was paid, without imposition of a sales charge, within six months of a redemption at net asset value in Class A shares of Oppenheimer Fund or any of numerous mutual funds within the Oppenheimer funds family. Shareholders of JP Fund may reinvest all or part of the redemption proceeds of shares of JP Fund in shares of JP Fund or JP Appreciation Fund within 30 days after the date of the redemption without the imposition of a sales charge. Former JP Fund shareholders are permitted to exercise this reinvestment privilege once each calendar year.

Shareholders of both funds may redeem their shares by written request or by telephone request in certain stated amounts, and shareholders of Oppenheimer Fund may arrange to have share redemption proceeds transmitted to a pre-designated account at a U.S. bank or other financial institution that is an automated clearing house ("ACH") member. Checkwriting privileges on Class A shares of Oppenheimer Fund are also available. Oppenheimer Fund may redeem accounts valued at less than $1,000 if the account has fallen below such stated amount for reasons other than market value fluctuations. For JP Fund, the corresponding minimum is $250 once the account has been open at least 12 months. The funds offer automatic withdrawal plans providing for systematic withdrawals of a specified amount from the fund account.

PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Oppenheimer Fund, JP Fund shareholders should carefully consider the following summary of risk factors, relating to both Oppenheimer Fund and JP Fund, in addition to the other information set forth in this Proxy Statement and Prospectus. Additional information on risk factors for each fund is set forth in the respective Prospectus of each fund and in addition for Oppenheimer Fund, the Oppenheimer Fund Additional Statement.

As a general matter, Oppenheimer Fund and JP Fund are intended for investors seeking high current income. There is no assurance that either Oppenheimer Fund or JP Fund will achieve its investment objective and investment in the funds is subject to investment risks, including the possible loss of the principal invested. As described below, Oppenheimer Fund generally invests a certain percentage of its assets in high-yield, lower-rated securities. Although JP Fund may invest in such securities to a limited extent, it currently holds only investment grade fixed-income securities. In addition, Oppenheimer Fund invests in a wider variety of securities, some of which entail somewhat higher risks, and Oppenheimer Fund engages in hedging transactions and purchases derivative securities. These investments are discussed below. Accordingly, investors should consider the additional risk potential of an investment in Oppenheimer Fund.

Investment in Debt Securities

Each fund pursues its investment objective(s) through investments primarily in debt securities. Debt securities are subject to interest rate risk and credit risk. Certain types of debt securities are also subject to additional investment risks which relate to the specific type of security. These risks are discussed below. These risks can cause the value of the debt securities held by a fund to change which means that the value of a fund's shares will go up or down, and when shares are sold, an investor may receive more or less than the investor paid for them.

Interest rate risk relates to fluctuations in market value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities.

Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. government are subject to little, if any, credit risk. Oppenheimer Fund is currently permitted to invest up to 35% of its total assets in debt securities rated lower than investment grade or, if unrated, judged by OFI to be of comparable quality to such lower-rated debt securities (often called "junk bonds"). However, OFI anticipates that Oppenheimer Fund will generally invest no more than 25% of its total assets in non-investment grade debt securities. Such lower-rated debt securities are speculative and involve greater risk than investment grade debt securities. They may be less liquid than higher-rated securities.
If Oppenheimer Fund were forced to sell a lower-grade debt security during a period of rapidly declining prices, it might experience significant losses especially if a substantial number of other holders decide to sell similar securities at the same time. A decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest. Other risks may involve the default of the issuer or price changes in the issuer's securities due to change in the issuer's financial strength or economic conditions. Although JP Fund may invest in non-investment grade debt securities to a limited extent, it currently only holds fixed-income securities rated investment grade.

Oppenheimer Fund and JP Fund may invest in mortgage-backed securities, including collateralized mortgage-backed obligations ("CMOs"), that are subject to prepayment risks. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages. This may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If a fund buys mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the fund's principal investment to the extent of the premium paid. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. CMOs may be issued in a variety of classes or series ("tranches"). The principal value of certain CMO tranches may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility that the principal value of the CMOs may be prepaid earlier than the maturity of the CMOs as a result of prepayments of the underlying mortgage loans by the borrowers.

Oppenheimer Fund may also invest in CMOs that are "stripped." Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal payments (and is known as a "P/O"). The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, Oppenheimer Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the fund might receive back less than its investment in such I/Os. The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid". If a fund holds illiquid stripped securities, the amount it can hold will be subject to the fund's investment policy limiting investment in illiquid securities. Although JP Fund may invest in I/Os and P/Os, it has not done so to date and JPM has no intention of having JP Fund invest in I/Os or P/Os in the foreseeable future.

Oppenheimer Fund and JP Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as Oppenheimer Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and the credit enhancement generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

Foreign Securities

Oppenheimer Fund may invest in debt securities of foreign governments and foreign companies, subject to the expectation that generally at least 75% of its total assets will be invested in U.S. corporate bonds rated "A" or better and U.S. government and agency bonds. JP Fund may not invest in foreign securities other than securities issued by Canadian companies.
In summary, foreign securities markets may be less liquid and more volatile than the markets in the U.S. Risks of foreign securities investing may include foreign withholding taxation, currency blockage, currency exchange costs, difficulty in obtaining and enforcing judgments against foreign issuers, relatively greater brokerage and custodial costs, risk of expropriation or nationalization of assets, less publicly available information, and differences between domestic and foreign legal, auditing, brokerage and economic standards. In addition, there are risks of changes in foreign currency values. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund's securities denominated in a foreign currency.
The currency rate change will also affect its income available for distribution. Both funds' investment income and proceeds from foreign securities may be received in foreign currencies and the funds are required to absorb the cost of currency fluctuations. If a fund suffers a loss on foreign currencies after it has distributed its income during the year, the fund may find that it has distributed more income than was available from actual investment income, and the shareholders will have received a return of capital. Many of the foreign debt securities Oppenheimer Fund may invest in, such as emerging market debt, have speculative characteristics and involve more risk than other foreign securities, including extended settlement periods for securities transactions, increased illiquidity and increased volatility.

Options, Futures and Interest Rate Swaps; Derivatives

Oppenheimer Fund may purchase and sell certain kinds of futures contracts and options on such contracts for hedging purposes. Oppenheimer Fund may also purchase and sell put and call options, options on broadly-based stock or bond indices and foreign currency and forward contracts and may enter into interest rate swap agreements. The foregoing instruments, referred to as "hedging instruments," may be considered derivative investments. Oppenheimer Fund may also invest in certain derivative investments to seek to enhance income. Hedging instruments and derivative investments and their special risks are described below in "Comparison Between Oppenheimer Fund and JP Fund."

APPROVAL OR DISAPPROVAL OF THE REORGANIZATION
(Proposal 1)


Background

JPC, in the course of a review of its business, concluded that it should concentrate on its core insurance business and communications operations and not continue, through its existing subsidiaries, in the business of managing mutual fund investment portfolios. JPC is a publicly-held holding company that is the parent of JPM and JPIS. In addition to JP Fund and JP Appreciation Fund, JPM manages two mutual funds (the "Insurance Funds") that sell their shares exclusively to certain separate accounts of Jefferson-Pilot Life Insurance Company ("JPLIC") that support variable annuity contracts. In aggregate, these four mutual funds had net assets at September 30, 1996 of approximately $175 million. Managing mutual fund investment portfolios in an efficient and profitable manner requires significant assets per fund and in the aggregate. Usually several billion dollars in aggregate net assets is necessary to cover normal operating costs and provide resources for capital investment in new products and services. With regard to retail mutual funds (such as JP Fund and JP Appreciation Fund), financing certain classes of shares and providing sales support to dealers are additional expenses that can only be supported from a relatively large asset base. Consequently, it has become increasingly difficult for a relatively small mutual fund operation such as that managed by JPM and JPIS to compete. JPC evaluated the capital investment that would be required of it or its subsidiaries to achieve such an asset base and determined that: (1) the best investment of its resources would not be in expanding the mutual fund assets under JPM's management, and (2) if, through JPM (or another subsidiary), it could not be extremely competitive in the business of managing mutual fund investment portfolios, it should sell the assets of JPM and facilitate making other arrangements for the management of the assets of the four mutual funds (including JP Fund) managed by JPM. Sometime after these determinations by JPC were made, representatives of JPC and JPM met with OFI to discuss OFI's acquiring JPM's mutual fund-related assets. Representatives of OFI and JPM held meetings beginning in December 1995. Following the negotiation of the terms of an acquisition agreement and related agreements, an acquisition agreement (the "Acquisition Agreement") was executed by OFI, JPC, JPM and JPLIC on September 24, 1996.

The Reorganization described in this Proxy Statement and Prospectus is one aspect of the overall Acquisition (as hereinafter defined) contemplated by the Acquisition Agreement described below. The consummation of the Reorganization is one condition, among others, to the closing of the Acquisition. Likewise, the consummation of the Acquisition is one condition, among others, to the closing of the Reorganization. Accordingly, unless the parties otherwise agree, the Reorganization may not be effected, despite shareholder approval, if the Acquisition does not close. In such case, JP Fund will continue in existence and the Board will take such further action as it, in its discretion, deems necessary or advisable. The description of the Acquisition Agreement set forth below is a summary only.

Acquisition Agreement

The Acquisition Agreement contemplates the sale to OFI of all the assets of JPM (the "Purchased Assets") and the assumption by OFI of certain liabilities of JPM and JPC relating to the Purchased Assets ("Assumed Liabilities") (the foregoing sale and assumption constitute the "Acquisition"). The Acquisition Agreement contemplates that each of the four mutual funds advised by JPM (including JP Fund) (each, a "Reorganized Fund") will be reorganized with a mutual fund currently advised by OFI.

A condition to the obligation of the parties to close under the Acquisition Agreement (the "Acquisition Closing") is the approval of the reorganizations of the Reorganized Funds (including the Reorganization described in this Proxy Statement and Prospectus) by their respective shareholders and the approval of the reorganizations of the Insurance Funds by applicable state insurance regulatory authorities. The Acquisition Agreement sets forth certain other conditions to each party's obligation to close.

JPM, JPC and JPLIC have agreed pursuant to an Agreement Not to Compete not to, among other things, sell or offer to sell shares of or other security interests in investment companies or investment oriented insurance policies to persons who were shareholders of JP Fund or JP Appreciation Fund or owned variable annuity contracts issued by JPLIC invested in the Insurance Funds, in each case, immediately prior to the reorganization of such fund for a period to end on the fourth anniversary of the Acquisition Closing. Further, JPM, JPC and JPLIC may not act as an investment adviser to funds established, formed, sold, sponsored or distributed by them and their affiliates with certain exceptions. OFI, on the one hand, and JPM, JPC and JPLIC, on the other, have agreed to indemnify the other for certain liabilities.

Board Approval of the Reorganization

At its meeting on August 26, 1996, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement, determined that the Reorganization is in the best interests of JP Fund and its shareholders and resolved to recommend that JP Fund shareholders vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of JP Fund's shareholders' interests.

In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by OFI and JPM. These materials included financial statements as well as other written information regarding OFI and its personnel, operations and financial condition. The Board also reviewed the same type of information about JPM. Consideration was given to comparative information concerning other mutual funds with similar investment objectives to JP Fund and Oppenheimer Fund. The Board also considered information with respect to the relative historical performance of JP Fund, Oppenheimer Fund and other mutual funds having similar investment objectives. The Board also reviewed and discussed the terms and provisions of the investment advisory agreement pursuant to which OFI provides investment management services to Oppenheimer Fund and compared and contrasted them to the existing management arrangements for JP Fund as well as the management arrangements of other similar mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios.

In reaching its determination, the Board gave careful consideration to a number of factors. First, the Board evaluated the entire Reorganization in light of the fact that JPC intends to sell JPM or otherwise leave the business of managing mutual fund investment portfolios. Therefore, new arrangements for the management of JP Fund assets would have to be obtained either by the Reorganization or some other means. Second, the Board carefully considered the similarities and differences of the investment objectives, policies and methods of JP Fund and Oppenheimer Fund. The Board also carefully considered the fact that the Reorganization would afford JP Fund shareholders the capabilities and resources of OFI and its affiliates in the area of investment management and shareholder servicing. Finally, the Board carefully considered the terms and conditions of the Reorganization, including that: (1) there would be no sales charge imposed in effecting the Reorganization, (2) the Reorganization is intended to qualify as a tax-free exchange, and (3) OFI and JPM would pay all expenses of the reorganization and Oppenheimer Fund and JP Fund would not pay any of these expenses. The Board also considered that the annual operating expenses for Oppenheimer Fund are higher, as a percentage of net assets, and would be higher on a pro forma basis after giving effect to the Reorganization, than the operating expenses of JP Fund due to the fact that Oppenheimer Fund is subject to a higher management fee rate than JP Fund and Oppenheimer Fund Class A shares pay a service fee to OFDI. For operating expenses and other expense information relating to Oppenheimer Fund and JP Fund, see "Comparative Fee Tables - Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses."


The Board was also advised regarding the provisions of Section 15(f) of the 1940 Act as they relate to the Acquisition. Section 15(f) of the 1940 Act provides, in effect, that an investment adviser of a registered investment company, or an affiliated person of such adviser, may receive any amount or benefit in connection with the sale of the adviser's business provided that two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor advisers), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services), or from the investment company or its securities holders (other than fees for bona fide investment advisory and other services).

Management of the Reorganized Funds (including JP Fund) and management of the mutual funds managed by OFI into which the Reorganized Funds will be reorganized (including Oppenheimer Fund) are aware of no circumstances arising from the Acquisition or preparatory transactions to the Acquisition that might result in the imposition of an "unfair burden" on the Reorganized Funds (including JP Fund) or the mutual funds managed by OFI into which the Reorganized Funds will be reorganized (including Oppenheimer Fund). Moreover, the Acquisition Agreement provides that OFI, JPM and JPC will conduct their businesses (and use their reasonable efforts to cause their respective affiliates to conduct their businesses) so as to assure, insofar as is in their control, that no "unfair burden" will be imposed on the Reorganized Fund (including JP Fund) or any mutual fund managed by OFI into which a Reorganized Fund would be reorganized (including Oppenheimer Fund) as a result of the transactions contemplated by the Acquisition Agreement.

The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Board of Trustees of each mutual fund managed by OFI into which a Reorganized Fund would be organized (including Oppenheimer
Fund) is already so composed.

After consideration of the above factors, and such other factors and information as the directors deemed relevant, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of JP Fund.

The Trust's Board of Trustees, on behalf of Oppenheimer Fund, including the trustees who are not "interested persons" of Oppenheimer Fund, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of Oppenheimer Fund and its shareholders. The Board of Trustees further determined that the Reorganization would not result in dilution of the Oppenheimer Fund shareholders' interests. The Board of Trustees considered, among other things, that an increase in Oppenheimer Fund's asset base as a result of the Reorganization could benefit Oppenheimer Fund shareholders due to the economies of scale available to a larger fund. Over time, these economies of scale may result in slightly lower costs per account for each Oppenheimer Fund shareholder through lower operating expenses and transfer agency expenses.

The Reorganization

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus). The Reorganization Agreement contemplates a reorganization under which (1) substantially all of the assets of JP Fund would be transferred to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund having a value equal to the value of the JP Fund assets transferred, (2) these Class A shares would be distributed among shareholders of JP Fund in liquidation of JP Fund and (3) the outstanding shares of JP Fund would be cancelled. Prior to the Closing Date (as hereinafter defined), which is expected to within 10 business days after JP Fund shareholder approval of the Reorganization is obtained, JP Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. Oppenheimer Fund will not assume any liabilities or obligations of JP Fund except for portfolio securities purchased which have not settled in the ordinary course of business. In this regard, JP Fund will retain a cash reserve (the "Cash Reserve") in an amount which is deemed sufficient in the discretion of the Board for the payment of (a) JP Fund's expenses of liquidation (if any) and (b) JP Fund's liabilities, other than those assumed by Oppenheimer Fund. The Cash Reserve will be accounted for as a liability of JP Fund in determining its net asset value. The number of full and fractional Class A shares of Oppenheimer Fund to be issued to JP Fund will be determined on the basis of Oppenheimer Fund's and JP Fund's relative net asset values per share, computed as of the close of business of The New York Stock Exchange Inc. on the business day preceding the Closing Date (the "Valuation Date"). The Closing Date for the Reorganization will be the date of the closing of the Acquisition under the Acquisition Agreement or such other date as may be mutually agreed upon in writing.

The valuation procedures set forth in Oppenheimer Fund's Prospectus and the Oppenheimer Fund Additional Statement will be utilized to determine the value of JP Fund's assets to be transferred to Oppenheimer Fund pursuant to the Reorganization, the value of Oppenheimer Fund's assets and the net asset value of shares of Oppenheimer Fund. Such values will be computed by JPM and OFI, respectively, as of the Valuation Date in a manner consistent with OFI's regular practice in pricing Oppenheimer Fund.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, on and after the Closing Date, Oppenheimer Fund will be in compliance with all of its investment policies and restrictions. JP Fund will recognize capital gain or loss on any sales made pursuant to this condition. If JP Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as long-term capital gain or, if the assets disposed of had not been held for more than one year, as ordinary income. Except for sales, if any, made pursuant to the foregoing condition or in the ordinary course of business, JP Fund does not expect to sell any of its portfolio securities prior to the Closing Date. Except for dispositions to be made in the ordinary course of business or in an amount deemed not to be significant, Oppenheimer Fund has no present intention of disposing of the assets of JP Fund to be acquired in the Reorganization.

Contemporaneously with the closing, JP Fund will be liquidated (except for the Cash Reserve) and JP Fund will distribute or cause to be distributed pro rata to JP Fund shareholders of record on the Valuation Date the full and fractional Class A shares of Oppenheimer Fund received by JP Fund. Upon such liquidation, all issued and outstanding shares of the JP Fund will be cancelled on JP Fund's books and JP Fund shareholders will have no further rights as shareholders of JP Fund. To assist JP Fund in the distribution of Oppenheimer Fund shares, Oppenheimer Fund will, in accordance with a shareholder list supplied by JP Fund, cause Oppenheimer Fund's transfer agent to credit and confirm an appropriate number of Class A shares of Oppenheimer Fund to each shareholder of JP Fund. Certificates for shares of Oppenheimer Fund will be issued upon written request of a former shareholder of JP Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Oppenheimer Fund. Former shareholders of JP Fund who wish certificates representing their shares of Oppenheimer Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of JP Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Oppenheimer Fund, or to obtain a certificate for Oppenheimer Fund shares to replace a certificate(s) for former JP Fund shares. After the closing of the Reorganization, JP Fund will not conduct any business except in connection with the winding up of its affairs.

Under the Reorganization Agreement, within one year after the Closing Date, JP Fund shall either (i) transfer any remaining amount of the Cash Reserve to Oppenheimer Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below), or (ii) distribute such remaining amount to the shareholders of JP Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of JP Fund outstanding on the Valuation Date. After this transfer or distribution, and after all final reports and tax returns have been filed and the winding up of JP Fund's affairs has been completed, JP Fund will be dissolved as a corporation under North Carolina law.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement, including, without limitation, approval of the Reorganization by JP Fund's shareholders. Notwithstanding approval of JP Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date (1) by mutual written consent of JP Fund, and the Trust, on behalf of Oppenheimer Fund, (2) by JP Fund or the Trust, on behalf of Oppenheimer Fund, if the Closing shall not have occurred on or before December 31, 1996, (3) by JP Fund or the Trust, on behalf of Oppenheimer Fund, if the other party shall fail to perform in any material respect its agreements contained in the Reorganization Agreement required to be performed on or prior to the Closing Date, the other party materially breaches any representation, warranty, or covenant contained in the Reorganization Agreement, the JP Fund shareholders fail to approve the Reorganization Agreement, or if a condition in the Reorganization Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date, or (4) if a suspension in the redemption of shares shall continue for 60 days beyond the Valuation Date. The Reorganization Agreement will automatically terminate prior to the Closing if the Acquisition Agreement is terminated or the Acquisition is not consummated. Termination of the Reorganization Agreement pursuant to (1), (2) or (4) above, or an automatic termination as described in the preceding sentence, will terminate all obligations of the parties thereto and there will be no liability for damages. In such case JP Fund and Oppenheimer Fund will be reimbursed for its expenses incurred with respect to the Reorganization by JPM and OFI, respectively. In the event of a termination pursuant to (3) above, all obligations of Oppenheimer Fund and JP Fund under the Reorganization Agreement will be terminated without liability for damages except that the party in breach (other than a breach due to JP Fund shareholders not approving the Reorganization) of the Reorganization Agreement will, upon demand, reimburse (such reimbursement to be made by such party's investment adviser) the non-breaching party for all expenses and reasonable out-of-pocket fees (if any) incurred in connection with the transactions contemplated by the Reorganization Agreement.

Pursuant to the Reorganization Agreement, JPC has agreed to indemnify and hold harmless JP Fund, Oppenheimer Fund, their investment advisers and their respective trustees, officers and shareholders against claims resulting from certain actions or a failure to act by JP Fund and OFI has agreed to indemnify and hold harmless JP Fund and its investment adviser and their respective directors, officers and shareholders against claims resulting from certain actions or a failure to act by Oppenheimer Fund.

In addition, JPC has separately agreed with JP Fund and the Independent Directors that, if indemnification from the assets of JP Fund or liability insurance is not available to the Independent Directors after the Closing Date, JPC will indemnify and hold the Independent Directors harmless to the same extent as provided under the JP Fund's Articles of Incorporation.

Approval of the Reorganization will require the vote specified below in "Information Concerning the Meeting - Record Date; Vote Required; Share Information." If the Reorganization is not approved by the shareholders of JP Fund, the Board will consider other possible courses of action.

Tax Aspects of the Reorganization

At or prior to the Closing Date, JP Fund will declare a dividend in an amount large enough so that it will have declared a dividend of all of its investment company taxable income and net capital gain, if any, for the taxable period ending on or around the Closing Date (determined without regard to any deduction for dividends paid). Such dividends will be included in the taxable income of JP Fund's shareholders as ordinary income and long-term capital gain, respectively.

The exchange of the assets of JP Fund for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund is intended to qualify for federal income tax purposes as a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). JP Fund has represented to Sutherland, Asbill & Brennan, tax counsel to JP Fund, that there is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund Class A shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding JP Fund shares as of the same date. JP Fund has also represented that Oppenheimer Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by JP Fund immediately prior to the Reorganization. JP Fund and Oppenheimer Fund have each further represented to Sutherland, Asbill & Brennan the fact that, as of the Closing Date, JP Fund and Oppenheimer Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code. As of the Record Date, JPLIC owned 730,820.996 shares of JP Fund, representing 34.21% of the outstanding shares of JP Fund as of such date. JPLIC has informed OFI and Oppenheimer Fund that it intends to redeem all Class A Oppenheimer Fund shares received pursuant to the Reorganization soon after the Reorganization.

As a condition to the closing of the Reorganization, Oppenheimer Fund and JP Fund will receive the opinion of Sutherland, Asbill & Brennan to the effect that, based on the Reorganization Agreement, information given by JPC, the above representations and other representations as such firm shall reasonably request, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

      (a) The reorganization contemplated by the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and JP Fund and Oppenheimer Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

      (b) No gain or loss will be recognized by Oppenheimer Fund upon the receipt of the assets transferred to it by JP Fund in exchange for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund. (Section 1032)

      (c) No gain or loss will be recognized by JP Fund upon the transfer of its assets to Oppenheimer Fund in exchange solely for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund (if any) and the subsequent distribution by JP Fund of such Class A shares to the shareholders of JP Fund. (Section 361)

      (d) No gain or loss will be recognized by JP Fund shareholders upon the exchange of the JP Fund shares solely for the Class A shares of Oppenheimer Fund. (Section 354)

      (e) The basis of the Class A shares of Oppenheimer Fund to be received by each JP Fund shareholder pursuant to the reorganization will be the same as the adjusted basis of that shareholder's JP Fund shares surrendered in exchange therefor. (Section 358)

      (f) The holding period of Class A shares of Oppenheimer Fund to be received by each JP Fund shareholder will include the shareholder's holding period for the JP Fund shares surrendered in exchange therefor, provided such JP Fund shares were held as capital assets on the Closing Date. (Section 1223)

      (g) Oppenheimer Fund's basis for the assets transferred to it by JP Fund will be the same as JP Fund's tax basis for the assets immediately prior to the reorganization. (Section 362(b))

      (h) Oppenheimer Fund's holding period for the transferred assets will include JP Fund's holding period therefor. (Section 1223)

      (i) Oppenheimer Fund will succeed to and take into account the items of JP Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit therein, of JP Fund as of the Closing Date, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

Shareholders of JP Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of JP Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Dissenters' Rights

Under the North Carolina Business Corporation Act (the "NCBCA"), the state statute governing JP Fund, shareholders of a company acquired in a reorganization who do not vote to approve the reorganization could have, under certain circumstances, "appraisal rights" (where they may elect to have the "fair value" of their shares as of the day prior to such reorganization, determined in accordance with the NCBCA, judicially appraised and paid to them). The Division of Investment Management of the SEC has taken the position that Rule 22c-1 under the 1940 Act preempts certain appraisal provisions in state statutes that conflict with the Rule. Rule 22c-1 provides that no open-end investment company, such as JP Fund, may redeem its shares other than at net asset value computed after receipt of a tender of such security for redemption. Accordingly, dissenters' rights of appraisal are amended for shareholders of JP Fund with respect to the Reorganization insofar as shareholders may only receive the "fair value" of their JP Fund shares or Oppenheimer Fund Class A shares, as the case may be, as of the date that they tender such shares for redemption.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Oppenheimer Fund and JP Fund and indicates the pro forma combined capitalization as of June 30, 1996 as if the Reorganization had occurred on that date.

                                                                       Net Asset
                                                Shares                 Value
Oppenheimer Fund          Net Assets            Outstanding            Per Share

   Class A Shares         $185,953,610          17,713,731             $10.50
   Class B Shares*          37,353,716           3,559,164              10.50
   Class C Shares*           3,286,053             312,817              10.50

JP Fund                   $ 20,306,866           2,191,978             $ 9.26


Pro Forma Combined
Fund**
   Class A Shares         $206,260,476          19,647,718             $10.50
   Class B Shares*          37,353,716           3,559,164              10.50
   Class C Shares*           3,286,053             312,817              10.50

------------------
* No Oppenheimer Fund Class B or Class C shares are being issued in the Reorganization because JP Fund does not have Class B or Class C shares.


**Reflects issuance of 1,933,987 Class A shares of Oppenheimer Fund in a tax-free exchange for the net assets of JP Fund, aggregating $20,306,866 for shares of JP Fund.

The pro forma ratio of expenses to average annual net assets of the combined funds at June 30, 1996 would have been 1.28% with respect to Class A shares.

COMPARISON BETWEEN OPPENHEIMER FUND AND JP FUND

Comparative information about Oppenheimer Fund and JP Fund is presented below. More complete information about Oppenheimer Fund and JP Fund is set forth in their respective Prospectuses (which, as to Oppenheimer Fund, accompanies this Proxy Statement and Prospectus and is incorporated herein by reference) and Statements of Additional Information. To obtain copies of either Prospectus, see "Miscellaneous - Public Information."

Comparison of Investment Objectives, Policies and Restrictions

As its investment objective, Oppenheimer Fund seeks a high level of current income by investing mainly in debt instruments. JP Fund's primary investment objective is to seek the maximum level of current income as is consistent with prudent risk. A secondary investment objective of JP Fund is to seek growth of income and capital. In seeking their investment objectives, which are fundamental policies, Oppenheimer Fund and JP Fund employ the investment policies as described in detail below.

Oppenheimer Fund. Under normal market conditions, Oppenheimer Fund invests at least 65% of its total assets in a diversified portfolio of investment grade debt securities. These include: (i) debt securities rated BBB or above by S&P, Baa or above by Moody's or an equivalent rating category of another nationally-recognized rating organization or, if unrated, which are of comparable quality as determined by OFI; (ii) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or obligations secured by such securities ("U.S. Government Securities"); and (iii) high-quality, short-term money market instruments.

Currently, Oppenheimer Fund may invest up to 35% of its total assets in debt securities rated lower than investment grade or, if unrated, judged by OFI to be of comparable quality to such lower-rated securities (collectively, "lower-rated securities"). Lower-rated securities (often called "junk bonds") are considered speculative and involve greater risk than investment grade debt securities. Lower-rated securities include securities rated BB, B, CCC, CC, C and D by S&P or Ba, B, Caa, Ca and C by Moody's. Bonds rated BB, B, CCC and CC by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Bonds on which no interest is paid are rated C by S&P. Bonds rated D by S&P are in default and payment of interest and/or repayment of principal is in arrears. Bonds rated Ba or B by Moody's are judged to have speculative elements; their future is not well-assured. Bonds rated Caa by Moody's are of poor standing and may be in default; bonds rated Ca are speculative in a high degree and are often in default; bonds rated C are regarded as having extremely poor prospects of attaining any real investment standing.

OFI anticipates that Oppenheimer Fund will generally invest at least 75% of its total assets in: (i) U.S. corporate bonds rated "A" or better and
(ii) U.S. government and agency bonds. OFI further anticipates that Oppenheimer Fund will invest an additional 15% of its total assets in non-investment grade domestic corporate bonds and 10% of total assets in non-investment grade foreign bonds. These anticipated investment targets, including the allocation between domestic and foreign lower-rated debt securities, are not fundamental investment policies, and they are subject to fluctuation and may be changed by OFI without further notice to shareholders or amended prospectus disclosure. When investing Oppenheimer Fund's assets, OFI considers many factors, including current developments and trends in both the economy and the financial markets. Under normal market conditions, Oppenheimer Fund's target duration will be approximately five. Duration is a measure of the anticipated rise or decline in value for a 1% change in interest rates. For example, a duration of two in a portfolio indicates that for every 1% rise in general interest rates, the portfolio's value would be expected to fall 2%, and vice versa.

Oppenheimer Fund may invest in debt securities issued or guaranteed by foreign companies and debt securities of foreign governments or their agencies. However, if Oppenheimer Fund's assets are held abroad, the countries in which they are held and the sub-custodians holding then must be approved by the Trust's Board of Trustees when required to do so under applicable regulations.

Oppenheimer Fund may also invest in U.S. Government Securities (including mortgage-related U.S. Government Securities that are issued or guaranteed by federal agencies or government-sponsored entities but are not supported by the full faith and credit of the U.S. Government), mortgage-backed securities, whether issued by the U.S. government or private issuers, CMOs, stripped CMOs and asset-backed securities, all of which are discussed above. See "Principal Risk Factors." In addition to the foregoing, Oppenheimer Fund may invest in zero coupon securities, illiquid securities and short-term debt instruments and may enter into short sales against-the-box. With respect to the percentage of assets that may be invested in particular industries or in the securities of one or more issuers, Oppenheimer Fund is subject to certain concentration and diversification requirements as set forth in "Investment Restrictions" (1) and (4) below.

JP Fund. JP Fund proposes to achieve its investment objectives by investing primarily in fixed-income securities rated A or better by S&P or Moody's. JP Fund will also purchase dividend paying common stocks. Fixed-income securities will include debt securities and preferred stocks, some of which may have a call on common stock by means of conversion privilege or attached warrants. When the incremental yield available on corporate securities is small compared to that available on U.S. Treasury securities, JP Fund may invest substantially in U.S. Treasury securities. JP Fund may also hold cash or invest in short-term securities and may purchase U.S. Government obligations with a simultaneous agreement by the seller to repurchase the securities at the original price plus accrued interest; provided that not more than 10% of JP Fund's net assets may be invested in such repurchase agreements that mature in more than seven days. Although JP Fund may invest to a limited extent in lower-grade securities, its fixed-income investments that are rated are currently all investment grade. JP may invest in other securities including foreign securities (provided they are issued by Canadian companies) and mortgage-backed securities. The percentage of assets invested in different types of securities will vary from time to time depending upon the judgment of JPM as to general market and economic conditions, fiscal and monetary policy and trends in interest rates and yields. JP Fund's investments (other than cash and U.S. Government securities) are diversified among the securities issued by different companies and governments to the extent that no more than 5% of its total assets may be invested in securities issued by any one issuer. In addition, JPM generally selects investments for JP Fund from among many different industries and may invest up to 25% of JP Fund's assets in a single industry.

Special Investment Methods

Oppenheimer Fund and JP Fund may use certain special investment methods as summarized below.

Loans. JP Fund is prohibited from making loans except to the extent of investing in repurchase agreements or purchasing a portion of an issue of a debt security distributed to the public. Oppenheimer Fund may not make loans. It may, however, invest in debt obligations consistent with its investment objective and policies and may enter into repurchase agreements. Oppenheimer Fund may also lend its portfolio securities, but has no present intention of doing so.

Repurchase Agreements and Illiquid Securities. Both Oppenheimer Fund and JP Fund may enter into repurchase agreements. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs or delays in disposing of the collateral and may experience losses to the extent that the proceeds from the sale of the collateral is less than the repurchase price.

There is no limit on the amount of either fund's net assets that may be invested subject to repurchase agreements of seven days or less because these investments are liquid and may be disposed of promptly. Neither fund will purchase illiquid or restricted securities (which are subject to legal or contractual restrictions on resale) that will cause more than 10% of its net assets to be invested in such securities. As to Oppenheimer Fund, this percentage limit may increase to 15% with respect to all illiquid or restricted securities if approved by its Board of Trustees. Repurchase agreements with maturities longer than seven days are considered illiquid. JP Fund has no present intention of acquiring restricted securities.

For Oppenheimer Fund, certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to the foregoing
limitation.   However, investing in such restricted securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Hedging. Oppenheimer Fund may purchase and sell: futures contracts that relate to foreign currencies, financial indices and interest rates; certain put and call options; and options on futures, broadly-based stock indices, bond indices and foreign currency. Oppenheimer Fund may also enter into interest rate swap agreements. These are all referred to as "hedging instruments." Oppenheimer Fund does not use hedging instruments for speculative purposes. Up to 50% of Oppenheimer Fund's total assets may be subject to covered calls. Oppenheimer Fund will not write puts if more than 50% of its net assets would have to be segregated to cover put obligations. Oppenheimer Fund may only purchase a call or put if, after such purchase, the value of all call and put options held by Oppenheimer Fund would not exceed 5% of Oppenheimer Fund's total assets. Other limits on the use of hedging instruments are described in Oppenheimer Fund's Prospectus and the Oppenheimer Fund Additional Statement. JP Fund does not invest in hedging instruments.

Hedging instruments may be used to manage Oppenheimer Fund's exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities; to try to manage its exposure to changing interest rates; to hedge the Fund's portfolio against price fluctuations; and to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Oppenheimer Fund's foreign currency options are used to try to protect against declines in the dollar value of foreign securities Oppenheimer Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Oppenheimer Fund may write covered call options to provide income for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. If Oppenheimer Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. Oppenheimer Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of Oppenheimer Fund's distributions to its shareholders. There are also special risks in particular hedging strategies. If a covered call written by Oppenheimer Fund is exercised on an investment that has increased in value, Oppenheimer Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. Oppenheimer Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

Derivative Investments. Oppenheimer Fund can invest in a number of different kinds of "derivative investments." Some types of derivatives are hedging instruments and may be used for hedging purposes, as described above. Oppenheimer Fund may invest in others because they offer the potential for increased income. In general, a "derivative investment" is a specially-designed security or contract the performance of which is linked to the performance of another investment or security, such as an option contract, futures contract, index, currency or commodity. In the broadest sense, derivative investments include the hedging instruments, mortgage-backed and asset-backed securities and CMOs in which both of the funds may invest. Other types of derivatives in which Oppenheimer Fund may invest include index-linked or commodity-linked notes, debt exchangeable for common stock, equity-linked debt securities and currency-indexed securities. JP Fund does not have a policy with regard to investments in such other types of derivatives investments such as hedging instruments. Nonetheless, JP Fund has never invested in such derivative investments and JPM has no intention of having JP Fund invest in such investments.

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the investment adviser expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that Oppenheimer Fund will realize less income than expected from its investments, or that it can lose part or all of the value of its investments, which will affect its share price.

When-Issued and Delayed Delivery Transactions. JP Fund and Oppenheimer Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to either fund if the value of the security changes prior to the settlement date. Although JP Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis, it has not done so to date and JPM has no intention of having JP Fund do so in the foreseeable future.

Investment Restrictions

Both Oppenheimer Fund and JP Fund have certain investment restrictions that, together with their respective investment objectives, are fundamental policies changeable only by shareholder approval. The investment restrictions of Oppenheimer Fund and JP Fund are set forth below.

Oppenheimer Fund cannot: (1) make short sales except for sales "against the box"; (2) borrow money or enter into reverse repurchase agreements, except that Oppenheimer Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of Oppenheimer Fund's total assets taken at current market value; Oppenheimer Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of Oppenheimer Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money); (3) concentrate its investments in any particular industry except that it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry (for utilities, gas, electric, water and telephone each will be considered as a separate industry); (4) buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets (a) more than 5% of Oppenheimer Fund's total assets would be invested in the securities of that issuer, or (b) Oppenheimer Fund would own more than 10% of that issuer's voting securities; (5) act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, Oppenheimer Fund may be deemed an underwriter under applicable laws; (6) invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans (this restriction does not prevent Oppenheimer Fund from purchasing securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs); (7) make loans other than by investing in obligations in which Oppenheimer Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities; (8) pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of the pledge not exceeding 15% of the cost of Oppenheimer Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts, and except for reverse repurchase agreements and securities lending; (9) purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of Massachusetts Mutual Life Insurance Company ("MassMutual")who individually beneficially own more than 1/2 of 1% of the securities of such issuer; and (10) make loans to an officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

In accordance with certain non-fundamental policies and guidelines changeable without shareholder approval, Oppenheimer Fund may not:
(a)invest for the purpose of exercising control over, or management of, any company; (b) purchase any security of a company which (including any predecessor, controlling person, general partner and guarantor) has a record of less than three years of continuous operations or relevant business experience, if such purchase would cause more than 5% of the current value of Oppenheimer Fund's assets to be invested in such companies; and (c) invest in securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is a part of a plan of merger, consolidation, reorganization or acquisition.

JP Fund cannot: (1) issue senior securities; (2) purchase securities on margin or sell short, except it may obtain such short-term credits as are necessary for the clearance of transactions; (3) write, purchase or sell puts, calls or combinations thereof; (4) borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, JP Fund may borrow up to 5% of the value of its total assets; (5) act as an underwriter of securities of other issuers, except JP Fund may invest up to 10% of the value of its net assets (at time of investment) in portfolio securities which JP Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933; (6) purchase or sell real estate or interests in real estate, nor interests in real estate investment trusts or real estate limited partnerships (however, JP Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable); (7) engage in the purchase and sale of commodities or commodity contracts; (8) make loans, except to the extent that either of the following is deemed to constitute
a loan:   (a) purchase of a portion of an issue of a debt security
distributed to the public; or (b) investment in "repurchase agreements";
(9) purchase the securities (except U.S. Government securities) of any one issuer if immediately after and as a result of such purchase (a) the value of the holdings of JP Fund in the securities of such issuer exceeds 5% of the value of JP Fund's total assets, or (b) JP Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer; (10) purchase the securities of open-end investment companies (except JP Fund may purchase the securities of other investment companies provided that (a) immediately after such purchase JP Fund and companies controlled by JP Fund, or other investment companies having the same investment adviser as JP Fund, do not own more than 10% of the investment company whose securities are being purchased; (b) JP Fund cannot invest more than 10% of its total assets in the securities of other investment companies; and (c) such purchases are made in the open market where no commission or profit to a sponsor or dealer results other than the customary broker's commission; notwithstanding the foregoing, restrictions 10(a), 10(b) and 10(c) do not apply in connection with a merger, consolidation, or plan of reorganization; (11) mortgage, pledge, hypothecate, or in any manner transfer, as security of indebtedness, any securities owned or held by JP Fund; (12) participate on a joint or joint and several basis in any trading account in securities or effect a short sale of any security, except in connection with an underwriting in which it is a participant in the circumstances specified in "5" above; and (13) purchase or retain the securities of any issuer if those officers and directors of JP Fund, its adviser or underwriter owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer. As non-fundamental policies changeable without shareholder approval, JP Fund cannot: (a) invest in companies for the purpose of exercising control or management; (b) invest in foreign securities other than securities issued by Canadian companies; and (c) invest in interests of oil, gas or other mineral exploration or development programs (including oil, gas or mineral leases).

Oppenheimer Fund Performance

Oppenheimer Fund does not maintain a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

During Oppenheimer Fund's fiscal year ended December 31, 1995, declines in interest rates lead to a strong rally in Treasury securities, which contributed to positive overall performance. In the third and fourth quarters of 1995, Oppenheimer Fund reduced its allocation to Treasury securities, in order to realize profits and to emphasize investments in different categories of U.S. Government and corporate bonds. During that period, Oppenheimer Fund added to its holdings in the corporate bond sector, favoring companies in industries expected to experience earnings growth, such as cable, communications, broadcasting and media firms. Oppenheimer Fund also allocated assets to non-agency mortgage-backed securities, which have a higher degree of issuer default and therefore pay higher yields than Government agency mortgage obligations. Issues of utilities and cyclical industries such as mining and metals companies were underweighted in Oppenheimer Fund's portfolio. Oppenheimer Fund's investment performance will vary over time depending on market conditions, the composition of the portfolio, expenses and which class of shares an investor owns. Past performance should not be considered a prediction of future performance. Prior to July 10, 1995, Oppenheimer Fund's investments were limited to investment grade bonds, U.S. Government Securities and money market instruments. Such investment policies were changed pursuant to shareholder approval on July 10, 1995.

Included in the prospectus for Oppenheimer Fund, a copy of which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference, in the section entitled "Performance of Oppenheimer Fund" is a performance graph which depicts the performance of a hypothetical investment of $10,000 in Class A, Class B and Class C shares of Oppenheimer Fund held until December 31, 1995; in the case of Class A shares, since April 15, 1988; in the case of Class B shares, from the inception of the class on May 1, 1993 and in the case of Class C Shares, from inception of the class on July 11, 1995 with all dividends and capital gains distributions reinvested on the reinvestment date. The average annual total return of shares of Oppenheimer Fund are compared with the performance of Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Lehman Brothers Corporate Bond Index includes a factor for the reinvestment of interest, but does not consider the effect of expenses, capital gains or transaction costs, and none of the data shows the effect of taxes.

Information on JP Fund performance is set forth in JP Fund's current Prospectus and in its Annual Report as of December 31, 1995, which may be obtained without charge as set forth in "Miscellaneous - Public
Information."  Such information is incorporated herein by reference.

Additional Comparative Information

General. For a discussion of the organization and operation of Oppenheimer Fund, including brokerage practices, see "Investment Objective and Policies" and "How the Fund is Managed" in Oppenheimer Fund's current Prospectus and "Brokerage Policies of the Fund" in the Oppenheimer Fund Additional Statement. For a discussion of the organization and operation of JP Fund, including brokerage practices, see "Investment Objectives and Policies," "Portfolio Managers" and "Who Manages The Funds" in JP Fund's current Prospectus and "Brokerage" in the JP Fund Additional Statement.

Financial Information.  For certain financial information about
Oppenheimer Fund and JP Fund, see as to Oppenheimer Fund "Financial Highlights" and "Performance of the Fund" in Oppenheimer Fund's current Prospectus and as to JP Fund "Condensed Financial Information" and "Performance" in JP Fund's current Prospectus.

Management of Oppenheimer Fund and JP Fund. For information about the management of Oppenheimer Fund and JP Fund, including their respective Boards of Trustees or Directors, investment adviser, portfolio managers and distributor, see, as to Oppenheimer Fund, "Expenses" and "How the Fund is Managed" in the Oppenheimer Fund current Prospectus and "How the Fund is Managed," "Trustees and Officers of the Fund" and "The Manager and Its Affiliates" in the Oppenheimer Fund Additional Statement, and, as to JP Fund, "Portfolio Managers" and "Who Manages the Funds" in JP Fund's current Prospectus and "The Investment Adviser," "The Fund's Distributor" and "The Fund's Directors and Officers" in the JP Fund Additional Statement.


Description of Shares of Oppenheimer Fund and JP Fund. Oppenheimer Fund is a series of the Trust, Oppenheimer Integrity Funds, a Massachusetts business trust. Oppenheimer Fund and its shareholders are governed principally by its Declaration of Trust, its ByLaws and other governing documents. Each share of Oppenheimer Fund represents an interest in Oppenheimer Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a vote at shareholder meetings. Shares of Oppenheimer Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholder meetings, such as the election of Trustees and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. Shareholders of the Trust have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

Oppenheimer Fund is authorized to issue an unlimited number of shares of beneficial interest. Shares are freely transferable and shares do not have cumulative voting rights or preemptive or subscription rights. Oppenheimer Fund is governed by a Board of Trustees that has the power, without shareholder approval, to establish and designate one or more series and to divide unissued shares into two or more classes. The Board of Trustees has established three classes of shares for Oppenheimer Fund, Class A, Class B and Class C. Each class invests in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Under certain circumstances, a shareholder of Oppenheimer Fund may be held personally liable as a partner for the obligations of Oppenheimer Fund, and under the Trust's Declaration of Trust, such a shareholder is entitled to indemnification rights by Oppenheimer Fund; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which Oppenheimer Fund is unable to meet its obligations. For further information about the shares of Oppenheimer Fund, see "How the Fund is Managed" in the Oppenheimer Fund current Prospectus and Oppenheimer Fund Additional Statement.

JP Fund is a North Carolina corporation with 100,000,000 shares of common stock, par value $1.00 per share, authorized, which shares are divided initially into two classes, consisting of 50,000,000 shares of Class A and 50,000,000 shares of Class B. JP Fund and its shareholders are governed by its Articles of Incorporation and By-Laws, and by the NCBCA. The shares of common stock issued and outstanding on the date Class B shares are first issued will be reclassified as Class A; no Class B shares have been issued as of the date hereof. Each share entitles the holder to participate equally in dividends and distributions declared by JP Fund and in its remaining net assets on liquidation after satisfaction of outstanding liabilities. JP Fund shares are fully paid and nonassessable when issued; have no preemptive or conversion rights; are transferable without restriction; and are redeemable at net asset value. On matters submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Fractional shares have proportionately the same rights as do full shares.

Oppenheimer Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. In contrast, JP Fund is required to hold an annual meeting of shareholders each year or in lieu thereof, a special meeting of shareholders.

Dividends, Distributions and Taxes. Oppenheimer Fund declares dividends from net investment income on each regular business day, distributes dividends monthly and distributes net long-term and short-term capital gains annually. JP Fund's policy is to pay dividends from net investment income quarterly in February, May, August, and November. Each December each fund makes a distribution of the capital gains, if any, realized during the 12-month period ended the preceding October 31. For a discussion of the policies of Oppenheimer Fund and JP Fund with respect to dividends and distributions, and a discussion of the tax consequences of an investment in Oppenheimer Fund and JP Fund, see as to Oppenheimer Fund "Dividends, Capital Gains and Taxes" in the Oppenheimer Fund current Prospectus and as to JP Fund "Dividends, Distribution and Taxes" in the JP Fund current Prospectus.

Purchases, Redemptions and Exchanges of Shares. Information on purchases, exchanges, and redemptions of shares of Oppenheimer Fund and JP Fund is provided under "Synopsis -- Purchases, Exchanges and Redemptions" in this Proxy Statement and Prospectus. For an additional discussion of how shares of Oppenheimer Fund and JP Fund may be purchased, redeemed and exchanged, see, as to Oppenheimer Fund, "How to Buy Shares," "How to Sell Shares," "Exchanges of Shares," "Special Investor Services," "Service Plan for Class A Shares," and "Distribution and Service Plans for Class B and Class C Shares" in Oppenheimer Fund's current Prospectus and the Oppenheimer Fund Additional Statement and the Oppenheimer Fund Additional Statement and, as to JP Fund, "How to Purchase Shares," "Shareholder Services" and "How to Redeem Shares" in JP Fund's current Prospectus.

Shareholder Inquiries. For a description of how shareholder inquiries should be made, see, as to Oppenheimer Fund, "How the Fund is Managed" in the Oppenheimer Fund current Prospectus and, as to JP Fund, "Additional Information" in the JP Fund current Prospectus.

The Board of Directors recommends that shareholders approve the Reorganization Agreement.

ELECTION OF DIRECTORS
(Proposal 2)

The Board of Directors of JP Fund recommends that shareholders elect the following nominees to serve as the 5 directors of the full Board of directors of JP Fund: John C. Ingram, J. Lee Lloyd, Richard W. McEnally, William E. Moran and E.J. Yelton. Each of the nominees is presently a director of JP Fund and has been previously elected by shareholders of JP Fund. If elected, the directors will serve until the earlier of the consummation of the dissolution of JP Fund or the next shareholder meeting called for the purpose of electing directors, or until the election and qualification of their successors. If the enclosed Proxy is duly executed and received in time for the Meeting, and if no contrary specification is made as provided therein, it will be voted in favor of the election as directors of the foregoing nominees. If any nominee should be unwilling or unable to serve, which is not now anticipated, the Proxy may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board of Directors. Certain information concerning the directors and executive officers of JP Fund is set forth below.

Information Concerning the Board

JP Fund's current Board of Directors consists of 5 directors, all of whom are elected at annual meetings. The Board of Directors does not have a standing audit, nominating or compensation committee. The following list of JP Fund's directors and executive officers, all of whom are also directors and/or officers of Jefferson-Pilot Capital Appreciation Fund, Inc., JP Investment Grade Bond Fund, Inc., and JP Capital Appreciation Fund, Inc. (collectively with JP Fund, the "Jefferson-Pilot Funds"), includes information as to their principal occupations during the past five years and their principal affiliations.

Name and Other          Position/Office         Principal Occupation(s)           Officer or
Information             with JP Fund            During the Past 5 Years           Director Since
John C. Ingram*         Director                Senior Vice President,              1989
3802 Woodcote Dr.                               JPLIC since November 1988.
Greensboro, N.C.
Age-52

J. Lee Lloyd            Director                Managing Director, Lloyd & Company  1994
16 Irving Park Lane                             since April 1991.
Greensboro, NC  27455
Age-36

Richard W. McEnally     Director                Professor of Investment Banking,    1984
401 Brookside Drive                             University of North Carolina at
Chapel Hill, NC                                 at Chapel Hill.
Age-54

William E. Moran        Director                Senior Vice President, Connors      1983
5206 Barnfield Road                             Investor Service, Inc.
Greensboro, NC                                  since January 1995; prior thereto, Chancellor,
Age-64                                          University of North Carolina at
                                                Greensboro.

W. Hardee Mills, Jr.    Vice President          Vice President, JPLIC               1987
5 St. Francis Court                             since February 1994; prior
Greensboro, NC  27408                           thereto, Second Vice President,
Age-46                                          JPLIC.

J. Gregory Poole        Secretary               Assistant Secretary of JPC and      1994
1805 Gate Post Drive                            Associate Counsel and Assistant
Greensboro, NC  27455                           Secretary of JPLIC since February
Age-32                                          1994; prior thereto, various
                                                positions at JPLIC.

E.J. Yelton*            Director,               Senior Vice President - Investments 1994
3204 St. Regis Road     President,              of JPC and Executive Vice President
Greensboro, NC 27408    Treasurer               - Investments of JPLIC since October
Age-57                                          1993; prior thereto, President and
                                                CEO, ING North America
                                                Investment Centre/Member of
                                                ING Group (investment banking firm).

* Messrs. Ingram and Yelton are directors that are "interested persons" (as that term is defined in the 1940 Act) of JP Fund due to the following positions with JPM and JPC: Mr. Ingram -Senior Vice President, Treasurer and Director of JPM, and Mr. Yelton - President and Director, JPM and Senior Vice President - Investments, JPC.

      The nominees for directors are beneficial owners of the following shares in JPC, the parent of JP Fund's investment adviser: Yelton, 54,900; Ingram, 26,010; Moran, None; Lloyd, None; and McEnally, None.




Officers of JP Fund

The following officers of JP Fund also serve as officers and/or directors of JPM and JPIS: E.J. Yelton, President and Treasurer of JP Fund, is President and a Director of JPM and a Director of JPIS; W. Hardee Mills, Jr., Vice President of JP Fund, is Vice President of JPM and J. Gregory Poole, Secretary of JP Fund, is Secretary of JPIS and JPM. Messrs. Yelton, Poole and Mills hold positions with the other Jefferson-Pilot Funds similar to the positions held with JP Fund. The other Jefferson-Pilot Funds have the same investment adviser as JP Fund.

The following table provides information regarding the compensation each nominee for director was paid by JP Fund and the other Jefferson-Pilot Funds for the year ended December 31, 1995.

                              COMPENSATION TABLE

(1)                 (2)                   (3)                     (4)               (5)
Name of           Aggregate         Pension or Retirement   Estimated Annual  Total Compensation
Person,           Compensation      Benefits Accrued as     Benefits upon     From
Position          from JP Fund      Part of JP Fund ExpensesRetirement______  Jefferson-Pilot Funds
in Complex
John C. Ingram     $0                     $0                      $0                $0
Director

J. Lee Lloyd        1,220                  0                       0                 4,880
Director


Richard W. McEnally   1,220                0                       0                  4,880
Director

William E. Moran    1,220                  0                       0                  4,880
Director

E.J. Yelton         0                      0                       0                 0
Director,
President,
Treasurer

Other Information

The Board of Directors met five times during the fiscal year ended December 31, 1995 and all of the Directors were present for at least 75% of those meetings. During the year ended December 31, 1995, directors who are not employed by JP Fund or its affiliates received a $100 director's fee for each meeting attended, amounting to an aggregate of $500. In addition, each of the Independent Directors receives a fee of $720 per year payable in equal monthly installments.

As of the Record Date, JP Fund's directors and officers owned JP Fund shares in the amounts indicated: John C. Ingram, 86.016 shares; J. Lee Lloyd, None; Richard W. McEnally, 207.219 shares; William E. Moran,
283.642 shares; E.J. Yelton, 634.006 shares; W. Hardee Mills, Jr., None;
J. Gregory Poole, None; and all directors and officers as a group, 1,210.883 shares. The percentage of shares beneficially owned by each such individual, and all directors and officers as a group, did not exceed 1% of JP Fund's outstanding shares.

JP Fund's investment adviser and accounting agent is JPM, P.O. Box 21008, Greensboro, North Carolina 27420, a North Carolina corporation organized on January 13, 1970. JPM is a wholly-owned subsidiary of JPC, an insurance holding company. JPM serves the other Jefferson-Pilot Funds in these capacities as well. JPIS, a North Carolina corporation, with offices at the same location as JPM, serves as JP Fund's distributor.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105-1716 (phone: 1-800-292-6701), serves as JP Fund's transfer agent and dividend paying agent.

RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal 3)

The Board of Directors of JP Fund recommends that the shareholders ratify the selection of McGladrey & Pullen LLP ("McGladrey & Pullen"), Certified Public Accountants, to continue to serve as the independent auditors of JP Fund for the fiscal ending December 31, 1996. That firm or its predecessor has served as JP Fund's independent auditors from the time of JP Fund's incorporation on January 24, 1978. JP Fund has been advised by McGladrey & Pullen that neither the said firm nor any of its members have a direct or indirect financial interest in JP Fund. McGladrey & Pullen also serves as independent auditors for JPM. Representatives of McGladrey & Pullen are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

INFORMATION CONCERNING THE MEETING

The Meeting

The Meeting will be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, on December 3, 1996. At the Meeting, JP Fund shareholders will be asked to consider and vote upon approval or disapproval of the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund, the distribution by JP Fund of such shares to its shareholders in liquidation of JP Fund and the cancellation of the outstanding shares of JP Fund. At the Meeting, shareholders of JP Fund will also be asked to elect five directors and ratify or reject the selection of independent accountants.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on October 10, 1996 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of a majority of the JP Fund shares entitled to vote at the Meeting is required for approval of Proposal 1. The affirmative vote of a majority of JP Fund shares voted (in person or by proxy) at the Meeting, if a quorum is present at the Meeting, is required to approve Proposal 3. A plurality of all the votes cast at the Meeting, if a quorum is present at the Meeting, is sufficient to elect the nominees for director (Proposal 2). Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only JP Fund shareholders will vote on the Reorganization and the other Proposals. The vote of shareholders of Oppenheimer Fund is not being solicited.

At the close of business on the Record Date, there were approximately 2,136,197 shares of JP Fund issued and outstanding. The presence in person or by proxy of the holders of one-third of JP Fund's shares constitutes a quorum for the transaction of business at the Meeting. To the knowledge of JP Fund, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding JP Fund shares except for the following JP Fund shareholder (the number shown parenthetically is the approximate percentage of the outstanding shares of JP Fund): TLB Plastics, Inc. Pension Plan, Box 907, Mooresville, North Carolina 28115-0907 (5.09%). As indicated above, JPLIC owned 34.21% of the issued and outstanding JP Fund shares as of the Record Date. By virtue of owning more than 25% of JP Fund shares, JPLIC could be deemed to "control" JP Fund. JPLIC has informed JP Fund that it intends to vote all of these shares in favor of each Proposal and for each nominee as Director. JPLIC, a North Carolina corporation, is a wholly-owned subsidiary of JPC.

As of the close of business on the Record Date, there were approximately 17,288,764 Class A, 3,569,350 Class B and 366,158 Class C shares of Oppenheimer Fund issued and outstanding. To the knowledge of Oppenheimer Fund, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of the Trust, or 5% or more of the outstanding Class A, Class B or Class C Oppenheimer Fund shares except as follows (the numbers shown parenthetically are the approximate percentage of the outstanding Oppenheimer Fund shares of that class): (i) RPSS TR IRA FBO Shirley Einhorn, 10662 S.W. 79th Terrace, Miami, FL 33173, 25,640.683 Class C shares (7.00%) and (ii) Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, Jacksonville, FL 32246, 195,906 Class B shares (5.49%) and 25,640.683 Class C shares (7.00%). As of the Record Date, no officers or Trustees of the Trust owned shares of Oppenheimer Fund.

In the event a quorum does not exist on the date originally scheduled for the Meeting, or, subject to approval of the Board, for other reasons, one or more adjournments of the Meeting may be sought by the Board. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares cast at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of any Proposal, in favor of an adjournment, and will vote all shares which they are required to vote against any Proposal, against an adjournment. In the event that a quorum is present at the Meeting but the shareholders do not approve the Reorganization, the Reorganization will be deemed to have not been approved and the Board will consider what further action, if any, to take.

If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business and be deemed not cast with respect to such proposal. A properly executed and returned Proxy marked with an abstention will be considered present at the Meeting for proposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter. Nevertheless, as to Proposal 1, abstentions and broker non-votes have the same effect as a vote against the matter and as to Proposal 3, they have the effect of reducing the number of votes necessary to approve a matter.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposals, and for the election of each nominee as Director. The proxy is revocable (a) upon receipt by JP Fund of written notice of revocation at any time before the proxy is exercised, (b) upon return to the shareholder, at his or her request, of the proxy or (c) submission of a revised proxy.

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by OFI and JPM. Similarly, any costs associated with documents included in that mailing, such as existing prospectuses or annual reports, will be borne by OFI and JPM. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of JPM or JPM affiliates, personally or by telephone or telecopy. JPM may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telecopy for a fee that may approximate $10,000, plus reasonable out-of-pocket expenses. The cost of such proxy solicitor will be borne by JPM.

Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of JP Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by JPIS for their reasonable out-of-pocket expenses.

In addition to the proxy solicitation expenses (as described above), OFI and JPM will bear the cost of the tax opinion, as well as any other expenses associated with the Reorganization, including legal and accounting expenses.

MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by Oppenheimer Fund in its financial statements similar to a pooling without restatement. Further financial information as to JP Fund is contained in JP Fund's current Prospectus, which is available without charge upon written request to JPIS at P.O. Box 22086, Greensboro, North Carolina 27420, and in its audited financial statements as of December 31, 1995, which are included in the JP Fund Additional Statement. Financial information for Oppenheimer Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of December 31, 1995, which are included in the Oppenheimer Fund Additional Statement.

Public Information

Additional information about Oppenheimer Fund and JP Fund is available, as applicable, in the following documents: (1) Oppenheimer Fund's Prospectus dated April 1, 1996, supplemented October 18, 1996, accompanying this Proxy Statement and Prospectus and incorporated by reference herein, (2) JP Fund's Prospectus dated May 1, 1996, as supplemented October 8, 1996, which may be obtained without charge by writing to JPIS at the address indicated above; (3) Oppenheimer Fund's Annual Report as of December 31, 1995 and Semi-Annual Report as of June 30, 1996, which may be obtained without charge by writing to OFS at the address on the cover of this Proxy Statement and Prospectus; and (4) JP Fund's Annual Report as of December 31, 1995 and Semi-Annual Report as of June 30, 1996, which may be obtained without charge by writing to JPIS at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number for Oppenheimer Fund and JP Fund, as applicable, on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Reorganization Additional Statement, which is incorporated herein by reference and includes Oppenheimer Fund's Additional Statement, JP Fund's Prospectus dated May 1, 1996, as supplemented October 8, 1996, the JP Fund Additional Statement and the Annual Reports and Semi-Annual Reports described in the preceding paragraph: the organization and operation of Oppenheimer Fund and JP Fund; more information on investment policies, practices and risks; information about the Board of Trustees of the Trust and the Board of Directors of JP Fund, and their responsibilities; a further description of the services provided by Oppenheimer Fund's and JP Fund's respective investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of Oppenheimer Fund and JP Fund; purchase, redemption and exchange programs; and distribution arrangements. The Reorganization Additional Statement may be obtained by calling 1-800-525-7048 (a toll free number).

Oppenheimer Fund and JP Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Oppenheimer Fund and JP Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders of JP Fund (if one is held) and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by JP Fund must notify JP Fund in such a manner so that such notice is received by JP Fund by December 31, 1996, and in such form as is required under the rules and regulations promulgated by the SEC.

OTHER BUSINESS

Management of JP Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters if no voting instructions are provided.





By Order of the Board of Directors


J. Gregory Poole, Secretary

October 28, 1996

                                       EXHIBIT A


                         AGREEMENT AND PLAN OF REORGANIZATION


      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of October 8, 1996 by and between Jefferson-Pilot Investment Grade Bond Fund, Inc. ("JP Fund"), a North Carolina corporation, Oppenheimer Integrity Funds (the "Oppenheimer Trust"), a Massachusetts business trust, on behalf of its series Oppenheimer Bond Fund ("Oppenheimer Fund"), and (solely for purposes of Section 21 of this Agreement) Jefferson-Pilot Corporation ("JPC"), a North Carolina corporation, and OppenheimerFunds, Inc. ("OFI"), a Colorado corporation.

                                 W I T N E S S E T H:

      WHEREAS, JP Fund and Oppenheimer Fund are each open-end investment companies of the management type; and

      WHEREAS, JP Fund and Oppenheimer Fund desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of JP Fund through the acquisition by Oppenheimer Fund of substantially all of the assets of JP Fund in exchange solely for voting shares of beneficial interest ("shares") of Class A of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund, which Class A shares of Oppenheimer Fund are thereafter to be distributed by JP Fund pro rata to its shareholders in complete liquidation of JP Fund and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. JP Fund and Oppenheimer Fund hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Oppenheimer Fund of substantially all of the assets of JP Fund in exchange for the issuance of Class A shares of Oppenheimer Fund to JP Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund, followed by the distribution by JP Fund of such Class A shares of Oppenheimer Fund to the shareholders of JP Fund in exchange for their shares of JP Fund, all upon and subject to the terms hereinafter set forth.

      2. On the Closing Date (as hereinafter defined) (i) JP Fund shall transfer and deliver (or cause to be so transferred and delivered) to Oppenheimer Fund, free and clear of all liens, encumbrances, restrictions and claims (other than Assumed Liabilities (as hereinafter defined)), the assets of JP Fund including but not limited to portfolio securities, cash (excluding the Cash Reserve as defined below), cash equivalents and receivables as the same shall exist on that date (the "Assets") and (ii) Oppenheimer Fund shall deliver to JP Fund (in accordance with Section 5 hereof) in exchange therefor, the Class A shares of Oppenheimer Fund to be issued hereunder. The Assets shall exclude a cash reserve (the "Cash Reserve") which shall be retained by JP Fund for the payment by it in respect of the Liabilities (as hereinafter defined) of JP Fund, if any, and which Cash Reserve shall not exceed the amount contemplated by Section 10E. The aggregate number of Class A shares of Oppenheimer Fund to be delivered by Oppenheimer Fund at the Closing (as hereinafter defined) shall be such number as shall have, as of the Valuation Date, an aggregate net asset value equal to the value of the Assets so transferred and delivered. Such Oppenheimer Fund Class A shares shall be issued without the imposition of any sales charge or load and holders of such Class A shares shall be entitled to all exchange privileges afforded to holders of other Class A shares of Oppenheimer Fund pursuant to the terms set forth in its current Prospectus and Statement of Additional Information. Oppenheimer Fund agrees that, if the reorganization becomes effective, Oppenheimer Fund will treat each shareholder of JP Fund who received any of Oppenheimer Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Oppenheimer Fund received by such shareholder for the purpose of making additional investments in shares of Oppenheimer Fund, regardless of the value of the shares of Oppenheimer Fund received. Promptly following the execution of the Agreement, JP Fund shall provide Oppenheimer Fund with a list of the Assets including, as to portfolio securities, a description thereof, units held and their value, as of the most reasonably practicable date.

      3. The net asset value of Class A shares of Oppenheimer Fund and the value of the Assets shall in each case be determined as of the close of business of The New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Date"). The foregoing valuations shall be prepared using the procedures set forth in Oppenheimer Fund's then current prospectus and statement of additional information and shall be computed in accordance with the regular practice and pricing services utilized by OppenheimerFunds, Inc. in pricing the Oppenheimer Fund. In accordance with the foregoing, Oppenheimer Fund and JP Fund shall each respectively prepare a report setting forth, as of the Valuation Date, its respective total net assets, the number of its shares outstanding, the net asset value of Oppenheimer Fund Class A shares or the net asset value of JP Fund shares, respectively, and as to each of its portfolio securities, the cusip or ticket number, description thereof, units held and value determined as aforesaid (the "Valuation Report").
A Valuation Report shall be delivered by each of Oppenheimer Fund and JP Fund to the other on the Closing Date.

            JP Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to JP Fund's shareholders all of JP Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing of the transactions contemplated herein (the "Closing") shall be at the office of OppenheimerFunds, Inc., Two World Trade Center, Suite 3400, New York, New York 10048, at the date and time of the closing of the acquisition contemplated by that certain Acquisition Agreement (the "Acquisition Agreement") dated September 24, 1996 by and among OFI, JP Investment Management Company ("JPM"), Jefferson-Pilot Life Insurance Company and JPC (or such other date, time and place as JP Fund and Oppenheimer Fund may otherwise designate) (the "Closing Date").

            In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when JP Fund and Oppenheimer Fund have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement as set forth in Section 20.

      5. Class A shares of Oppenheimer Fund representing the number of Class A shares of Oppenheimer Fund being delivered against the Assets, registered in the name of JP Fund, shall be transferred to JP Fund on the
Closing Date.   In connection with the Closing, JP Fund shall distribute
on a pro rata basis to the shareholders of JP Fund on the Valuation Date the Class A shares of Oppenheimer Fund received by JP Fund on the Closing Date in exchange for the Assets in complete liquidation of JP Fund; for the purpose of the distribution by JP Fund of Class A shares of Oppenheimer Fund to its shareholders, Oppenheimer Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A shares of Oppenheimer Fund on the books of Oppenheimer Fund to each shareholder of JP Fund in accordance with a list (the "Shareholder List") of JP Fund shareholders received from JP Fund; and (b) confirm an appropriate number of Class A shares of Oppenheimer Fund to each shareholder of JP Fund; certificates for Class A shares of Oppenheimer Fund will be issued upon written request of a former shareholder of JP Fund and surrender of the JP Fund certificates but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Oppenheimer Fund. JP Fund covenants and agrees to cause the cancellation of all of its outstanding shares upon the Closing.

      The Shareholder List shall be certified by the Secretary of JP Fund and by an authorized signatory of Investors Fiduciary Trust Company, JP Fund's transfer agent, and shall indicate, as of the Valuation Date, the name, address and taxpayer identification number of each shareholder of JP Fund, indicating his or her share balance. JP Fund agrees to supply the Shareholder List to Oppenheimer Fund not later than the Closing Date in such form (including computer diskette) as Oppenheimer Fund shall request. JP Fund further agrees to deliver to Oppenheimer Fund or its designee (i) on or before the Closing Date all such other information and documents available to JP Fund relating to such shareholders as may be necessary for Oppenheimer Fund and its designee to perform all necessary shareholder accounting, communication and related services subsequent to the Closing and (ii) as soon as practicable after the Closing all original documentation (including Internal Revenue Service forms, certificates and correspondence) relating to the taxpayer identification numbers of JP Fund shareholders on the Shareholder List and their liability for or exemption from backup withholding. Shareholders of JP Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer, exchange or pledge the shares of Oppenheimer Fund which they received.

            The share transfer books of JP Fund will be permanently closed as of the Valuation Date and only redemption requests received in proper form on or prior to the Valuation Date shall be fulfilled by JP Fund; redemption requests received by JP Fund after that date shall be treated as requests for the redemption of the shares of Oppenheimer Fund that shall have been distributed to the shareholder in question as set forth in this Section 5.

      6. Within one year after the Closing Date, JP Fund shall (a) either pay or make provision for payment of all of its Liabilities (other than Assumed Liabilities) and (b) either (i) transfer any remaining amount of the Cash Reserve to Oppenheimer Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of JP Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of JP Fund outstanding on the Valuation Date.

      7. Prior to the Closing Date, there shall be coordination between JP Fund and Oppenheimer Fund as to their respective portfolios so that, after the Closing, Oppenheimer Fund will not hold assets inconsistent with its investment objectives and will be in compliance with all of its investment policies and restrictions.

      8. Portfolio securities or written evidence acceptable to Oppenheimer Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by JP Fund pursuant to Rule 17f-4 and Rule 17f-5 under the 1940 Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by JP Fund on the Closing Date to Oppenheimer Fund, or at its direction, to Oppenheimer Fund's custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash of JP Fund shall be delivered on the Closing Date to Oppenheimer Fund by bank wire or inter-bank transfer of immediately available funds to Oppenheimer Fund's custodian bank payable to the order of Oppenheimer Fund for the account of Oppenheimer Fund.


            If, at the Closing Date, JP Fund is unable to make delivery under this Section 8 to Oppenheimer Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by JP Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered in the ordinary course of business to it or JP Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and JP Fund will deliver to Oppenheimer Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment as to such securities or cash proceeds in a form reasonably satisfactory to Oppenheimer Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Oppenheimer Fund.

      9. Oppenheimer Fund shall not assume and shall not otherwise be responsible for any liabilities (except the obligations, if any, to pay the purchase price of portfolio securities purchased by JP Fund which have not settled in the ordinary course of business ("Assumed Liabilities")), taxes, obligations, expenses, contracts, claims, commitments, agreements and arrangements relating to (i) the Assets or (ii) JP Fund, its predecessors, affiliates, directors, officers, employees and agents, in each case whether fixed, contingent, accrued or otherwise ("Liabilities"). JP Fund expressly agrees to remain liable for and discharge all its Liabilities whether incurred prior to or subsequent to the Closing Date. With respect to any expenses applicable to, or incurred by JP Fund and Oppenheimer Fund hereto in connection with entering into and carrying out the provisions of the Agreement ("Expenses"), including legal, accounting and registration fees and Blue Sky expenses and expenses of the proxy solicitation, including the cost of printing and mailing the Proxy Statement and Prospectus (as hereinafter defined) and related proxy materials, it is hereby agreed that except as otherwise provided in
Section 20 of the Agreement, the respective investment adviser for Oppenheimer Fund and JP Fund shall reimburse the Fund for which it acts as investment adviser for such Fund's Expenses and, as to the rights and obligations of said investment advisers inter se, the terms of the Acquisition Agreement shall govern. It is understood and acknowledged that in no event shall JP Fund or Oppenheimer Fund be liable for the payment of any Expenses.

      10. As soon as practicable JP Fund shall (i) after it fulfills its obligations set forth in Section 6 hereof, file Articles of Dissolution with the North Carolina Secretary of State (the "Department") and (ii) file an application for an order of the Securities and Exchange Commission ("SEC") pursuant to Section 8(f) of the 1940 Act, declaring that it has ceased to be an investment company, and shall take, in accordance with North Carolina law and the 1940 Act, all such other actions as may be necessary or appropriate to effect a complete liquidation and dissolution of JP Fund and to deregister JP Fund under the 1940 Act.

      11. Any reporting, filing or other obligation of JP Fund under the federal securities laws and state laws shall remain the responsibility of JP Fund until it is deregistered under the 1940 Act or liquidated and dissolved, respectively.

      12. The obligations of Oppenheimer Fund hereunder shall be subject to the following conditions:

            A. The shareholders of JP Fund shall have approved the Agreement and the transactions contemplated herein; such shareholder approval shall have been by the affirmative vote of a majority of the outstanding voting shares of JP Fund in conformity with the provisions of the North Carolina Business Corporation Act ("NCBCA") at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined); and JP Fund shall have furnished to Oppenheimer Fund copies of resolutions with respect to each of the foregoing and copies of resolutions of the Board of Directors of JP Fund with respect to approvals of the Agreement and the transactions contemplated herein, in each case certified by the Secretary or an Assistant Secretary of JP Fund.

            B. Oppenheimer Fund shall have received an opinion of counsel to JP Fund dated the Closing Date, to the effect that: (i) JP Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina with full powers to carry on its business as described by its charter and then being conducted and to enter into and perform the Agreement (North Carolina counsel may be relied upon in delivering such opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on JP
Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by JP Fund; (iii) the Agreement has been duly authorized, executed and delivered by JP Fund and, assuming due authorization, execution and delivery of the Agreement by Oppenheimer
Trust, constitutes a valid and binding obligation of JP Fund, enforceable against JP Fund in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors rights and remedies generally and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a proceeding at law or in equity (the "Bankruptcy Exception"); and (iv) the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Certificate of Incorporation or By-Laws of JP Fund, (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to JP Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on JP Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order or decree to which JP Fund is subject or any state or federal law or regulation applicable to JP Fund or its assets and properties.

            C. The representations and warranties of JP Fund contained herein shall be true and correct at and as of the Closing Date (with all representations and warranties that were made as of the date of the Agreement or as of another date being made again as of the Closing Date) and JP Fund shall have performed, in all material respects, each of the covenants required to be performed by JP Fund at or prior to Closing, and Oppenheimer Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of JP Fund, dated the Closing Date, to that effect.

            D. On the Closing Date, JP Fund shall have furnished to Oppenheimer Fund a certificate of the Treasurer or Assistant Treasurer of JP Fund as to the amount of the capital loss carry-over, if any, and net unrealized appreciation or depreciation, if any, with respect to JP Fund as of the Closing Date.

            E. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of JP Fund at the close of business on the Valuation Date.

            F. A Registration Statement on Form N-14 (the "N-14 Registration Statement") filed by Oppenheimer Trust under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the proxy statement and prospectus required under the 1940 Act to request the approval of shareholders of JP Fund of the reorganization contemplated in the Agreement, shall have become effective under the 1933 Act not later than December 31, 1996.

            G. On the Closing Date, Oppenheimer Fund shall have received a letter of a senior executive officer of JPM in form acceptable to Oppenheimer Fund, stating that between the date of the Agreement and the Closing Date there has been no material adverse change in the Assets, the operations or the financial condition of JP Fund (it being understood that a decrease in the size of JP Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change) and that nothing has come to his or her attention which would indicate that as of the Closing Date there were any Liabilities of JP Fund not fully covered by the Cash Reserve or expected not to be so covered or pending or threatened claims, actions, suits, proceedings or investigations with respect to or affecting JP Fund, or any director, officer, employee or agent of JP Fund.

            H. Oppenheimer Fund shall have received an opinion, dated the Closing Date, of Sutherland, Asbill & Brennan, to the same effect as the opinion contemplated by Section 13E of the Agreement.

            I.    Except as otherwise provided in the last paragraph of
Section 8, Oppenheimer Fund shall have received at the Closing all of the Assets to be conveyed hereunder, free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever except the Assumed Liabilities.

            J. At or prior to the Closing Date, JP Fund shall have delivered to Oppenheimer Fund two copies of a list setting forth the securities, cash and receivables then owned by JP Fund and the respective federal income tax bases thereof.

      13. The obligations of JP Fund hereunder shall be subject to the following conditions:

            A. Oppenheimer Fund shall have furnished to JP Fund copies of resolutions of the Board of Trustees of Oppenheimer Trust with respect to approvals of the Agreement and the transactions contemplated herein certified by the Secretary or an Assistant Secretary of Oppenheimer Trust.
            B. JP Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of a majority of the outstanding voting shares of JP Fund.

            C. JP Fund shall have received an opinion of counsel to Oppenheimer Fund dated the Closing Date, to the effect that (i) Oppenheimer Fund is a series of Oppenheimer Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as described by its charter and then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon in delivering such opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Oppenheimer Trust and to authorize effectively the transactions contemplated by the Agreement have been taken by Oppenheimer Trust; (iii) the shares of Oppenheimer Fund to be issued hereunder are duly authorized and when issued as provided for herein will be validly issued, fully-paid and non-assessable, except as otherwise set forth on Schedule 13C hereto with respect to potential liability of shareholders of a Massachusetts business trust (Massachusetts counsel may be relied upon in delivering such opinion); (iv) the Agreement has been duly authorized, executed and delivered by Oppenheimer Trust on behalf of Oppenheimer Fund and, assuming due authorization, execution and delivery of the Agreement by JP Fund, constitutes a valid and binding obligation of Oppenheimer Trust, enforceable against Oppenheimer Trust in accordance with its terms, subject to the Bankruptcy Exception and (v) the execution and delivery of the Agreement does not, and consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under: (a) the Declaration of Trust or By-Laws of Oppenheimer Trust, (b) any loan, credit agreement, note, bond, mortgage, indenture, lease, or contract applicable to Oppenheimer Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on Oppenheimer Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order of decree to which Oppenheimer Fund is subject or any state or federal law or regulation applicable to Oppenheimer Fund or its assets and properties.

            D. The representations and warranties of Oppenheimer Trust on behalf of Oppenheimer Fund contained herein shall be true and correct at and as of the Closing Date (with all representations and warranties that were made as of the date of the Agreement or as of another date being made again as of the Closing Date), and Oppenheimer Trust shall have performed, in all material respects, each of the covenants required to be performed by Oppenheimer Trust at or prior to Closing, and JP Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Oppenheimer Trust to that effect dated the Closing Date.

            E. JP Fund shall have received an opinion of Sutherland, Asbill & Brennan to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) JP Fund's representation that there is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares, and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding JP Fund shares as of the same date, (ii) the representation that Oppenheimer Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by JP Fund immediately prior to the reorganization, (iii) the representation by each of JP Fund and Oppenheimer Fund that, as of the Closing Date, JP Fund and Oppenheimer Fund will qualify as regulated investment companies and will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, and (iv) such other representations as shall be made by each of JP Fund and Oppenheimer Fund to Sutherland, Asbill & Brennan and accompany or be set forth in the opinion, will generally be as follows:

      (a) The reorganization contemplated by the Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and JP Fund and Oppenheimer Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

      (b) No gain or loss will be recognized by Oppenheimer Fund upon the receipt of the assets transferred to it by JP Fund in exchange for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund. (Section 1032)

      (c) No gain or loss will be recognized by JP Fund upon the transfer of its assets to Oppenheimer Fund in exchange solely for Class A shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund (if any) and the subsequent distribution by JP Fund of such Class A shares to the shareholders of JP Fund. (Section 361)

      (d) No gain or loss will be recognized by JP Fund shareholders upon the exchange of the JP Fund shares solely for the Class A shares of Oppenheimer Fund. (Section 354)

      (e) The basis of the Class A shares of Oppenheimer Fund received by each JP Fund shareholder pursuant to the reorganization will be the same as the adjusted basis of that shareholder's JP Fund shares surrendered in exchange therefor. (Section 358)

      (f) The holding period of Class A shares of Oppenheimer Fund to be received by each JP Fund shareholder will include the shareholder's holding period for the JP Fund shares surrendered in exchange therefor, provided such JP Fund shares were held as capital assets on the Closing Date. (Section 1223)

      (g) Oppenheimer Fund's basis for the assets transferred to it by JP Fund will be the same as JP Fund's tax basis for the assets immediately prior to the reorganization. (Section 362(b))

      (h) Oppenheimer Fund's holding period for the transferred assets will include JP Fund's holding period therefor. (Section 1223)

      (i) Oppenheimer Fund will succeed to and take into account the items of JP Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of JP Fund as of the date of the transaction, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

Notwithstanding anything herein to the contrary, neither Oppenheimer Fund nor JP Fund may waive the material conditions set forth in this Section 13E although the actual wording of such opinion may differ to the extent agreed to by Oppenheimer Fund and JP Fund.


            F. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of JP Fund at the close of business on the Valuation Date.

            G. The N-14 Registration Statement shall have become effective under the 1933 Act not later than December 31, 1996.

            H. JP Fund shall acknowledge receipt of the shares of Oppenheimer Fund.

            I. On the Closing Date, JP Fund shall have received a letter of a senior officer of OFI in form acceptable to JP Fund, stating that between the date of the Agreement and the Closing Date there has been no material adverse change in the operations or financial condition of Oppenheimer Fund (it being understood that a decrease in the size of Oppenheimer Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change) and that nothing has come to his or her attention that would indicate that as of the Closing Date there were any pending or threatened litigation or claims with respect to Oppenheimer Fund.

      14.   JP Fund hereby represents and warrants that:

            A. The financial statements of JP Fund as at December 31, 1995 (audited) and June 30, 1996 (unaudited) heretofore furnished to
Oppenheimer Fund, present fairly the financial position, results of operations, and changes in net assets of JP Fund as of such dates, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year and six-month period; and that from December 31, 1995 through the date hereof there has not been any material adverse change in the Assets, the operations or financial condition of JP Fund, it being agreed that a decrease in the size of JP
Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change.

            B. JP Fund has good and valid title to the Assets, subject to no liens, security interests or other encumbrances, and contingent upon approval of the Agreement and the transactions contemplated hereby by JP Fund's shareholders, JP Fund has authority to transfer the Assets to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever (excluding the Assumed Liabilities).

            C. The Prospectus of JP Fund dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information of JP Fund dated May 1, 1996, contained in JP Fund's Registration
Statement under the 1933 Act, as amended, are true, correct and complete, conform to the requirements of the 1933 Act and the 1940 Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement of JP Fund, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and the 1940 Act, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and was, as of its filing, and continues to be, in full force and effect.

            D. There is no material Liability of JP Fund in existence except as set forth in the financial statements of JP Fund as at December 31, 1995 and June 30, 1996 and as of such dates there were no Liabilities of JP Fund (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein. No such material Liability of JP Fund has arisen since December 31, 1995 and June 30, 1996 except as set forth on Exhibit 14D hereto. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of JP Fund, threatened by, against or involving JP Fund or any director, officer, employee, or agent of JP Fund. JP Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.

            E. There are no contracts, agreements or commitments in existence, whether written or oral, to which JP Fund (or a predecessor) is a party or has succeeded to a party by assumption or assignment or in which it has a beneficial interest other than the Agreement and those entered into by JP Fund in the ordinary conduct of its business and JP Fund has delivered or made available to Oppenheimer Fund, as to each such contract, agreement or other commitment, a true and complete copy or description thereof and as to any oral contract, agreement or other commitment, a true and complete description thereof.

            F. JP Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with the requisite corporate power and authority to enter into and perform the Agreement and, subject to approval of its shareholders, to consummate the transactions contemplated hereby; all corporate action necessary to make the Agreement, according to its terms, valid, binding and enforceable on JP Fund and to authorize the transactions contemplated by the Agreement, including without limitation necessary approvals of the Board of Directors of JP Fund, have been taken by JP Fund subject to approval of the Agreement by the shareholders of JP Fund; the Agreement has been duly executed and delivered by JP Fund and constitutes a valid and binding obligation of JP Fund, enforceable against JP Fund in accordance with its terms, subject to the approval of its shareholders and the Bankruptcy Exception; and the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Certificate of Incorporation or By-Laws of JP Fund, or (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to JP Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on JP Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order or decree to which JP Fund is subject or any state or federal law or regulation applicable to JP Fund or its assets and properties.

            G. All Federal and other tax returns and reports of JP Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of JP Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of JP Fund ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due. There are no claims, levies, liabilities or amounts due for corporate, excise, income or other federal, state or local taxes outstanding or threatened against JP Fund (other than those reflected in its most recent audited financial statements) and to the best of JP Fund's knowledge there are no facts that might form the basis for such claims, levies, liabilities or amounts due.

            H. JP Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, JP Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and JP Fund intends to meet such requirements with respect to its current taxable year.

            I. All issued and outstanding shares of common stock of JP Fund, par value $1.00 per share, are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. All such shares will, at the time of Closing, be held by the persons or entities and in the amounts set forth on the Shareholder List submitted to Oppenheimer Fund pursuant to Section 5. There are no outstanding rights, options, warrants, conversion rights, preemptive rights or agreements with respect to shares of JP Fund. Set forth on Exhibit 14I hereto are the names, addresses and share ownership amounts of each shareholder of JP Fund that beneficially (as that term is defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) owns 1% or more of JP Fund's outstanding shares.

            J. The copies of the Certificate of Incorporation and By-laws of JP Fund, and all amendments thereto, previously delivered to Oppenheimer Fund are true, complete and correct.

            K. There is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares, and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding JP Fund shares as of the same date. With respect to the foregoing representation, attached hereto as Exhibit 14K are true and complete copies of representation letters signed by each such 5% or greater shareholder.

            L. There are no unresolved or outstanding shareholder claims or complaints related to JP Fund other than as disclosed by JP Fund in writing to Oppenheimer Fund and which are determined by Oppenheimer Fund to not be material with respect to the Agreement and the transactions contemplated herein.

            M. Except as previously disclosed to Oppenheimer Fund in writing, and except as have been corrected as required by applicable law, there have been no miscalculations of the net asset value of JP Fund during the twelve-month period preceding the Closing Date and all such calculations have been done in accordance with the applicable provisions of the 1940 Act.

            N. All of the issued and outstanding shares of JP Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the 1933 Act, the 1940 Act and in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete, current and have been continuously effective, all fees required to be paid have been paid, and JP Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered.

            O. JP Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder.

            P. No violation of applicable federal, state and local statute, law or regulation, exists that individually, or in the aggregate, would have a material adverse effect on the business or operations of JP Fund.

            Q. JP Fund is in compliance with its investment objectives, policies and restrictions as described in its current Prospectus and Statement of Additional Information.


            R. JP Fund is duly registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect.

            S. Except for the shareholder approvals specified in Section 12F, no consent, approval, governmental filing, authorization or permit from any person or entity is necessary for the execution and delivery of the Agreement and the consummation of the transactions contemplated by the Agreement.

      15. Oppenheimer Trust on behalf of Oppenheimer Fund hereby represents and warrants that:

            A. The financial statements of Oppenheimer Fund as at December 31, 1995 (audited) and June 30, 1996 (unaudited) heretofore furnished to
JP Fund, present fairly the financial position, results of operations, and changes in net assets of Oppenheimer Fund, as of such dates, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year and six-month period; and that from December 31, 1995 through the date hereof there has not been any material adverse changes in the business or financial condition of Oppenheimer
Fund, it being understood that a decrease in the size of Oppenheimer Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change.

            B. The Prospectus of Oppenheimer Fund, dated April 1, 1996, as amended and supplemented, and the Statement of Additional Information of Oppenheimer Fund, dated April 1, 1996, contained in Oppenheimer Trust's Registration Statement under the 1933 Act, are true, correct and complete, conform to the requirements of the 1933 Act and the 1940 Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement of Oppenheimer Trust, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and the 1940 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            C. Oppenheimer Fund is a series of Oppenheimer Trust, a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the requisite power and authority granted to business trusts to enter into and perform the Agreement and consummate the transactions contemplated hereby; all necessary action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Oppenheimer Trust on behalf of Oppenheimer Fund and to authorize the transactions contemplated by the Agreement, including without limitation necessary approvals of the Board of Trustees of Oppenheimer Trust, have been taken by Oppenheimer Trust; the Agreement has been duly executed and delivered by Oppenheimer Trust on behalf of Oppenheimer Fund and constitutes a valid and binding obligation of Oppenheimer Fund, enforceable against Oppenheimer Trust in accordance with its terms, subject to the Bankruptcy Exception; and the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Declaration of Trust or By-Laws of Oppenheimer Trust, or (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to Oppenheimer Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on Oppenheimer Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order or decree to which Oppenheimer Fund is subject or any state or federal law or regulation applicable to Oppenheimer Fund or its assets and properties.


            D. All Federal and other tax returns and reports of Oppenheimer Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Oppenheimer Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Oppenheimer Fund ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due.

            E. Oppenheimer Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Oppenheimer Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Oppenheimer Fund intends to meet such requirements with respect to its current taxable year.

            F. Oppenheimer Fund (i) at the time of the reorganization will have no plan or intention to dispose of any of the assets transferred by JP Fund, other than in the ordinary course of business, and (ii) has no plan or intention to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders.

            G. After consummation of the transactions contemplated by the Agreement and for a period of one year thereafter, Oppenheimer Fund intends to operate its business in a substantially unchanged manner subject to such changes as may be required in the ordinary course of its business or as may be approved by the Board of Trustees of Oppenheimer Trust.

            H. The copies of the Declaration of Trust and By-Laws of Oppenheimer Trust, and any amendments thereto, previously delivered to JP Fund by Oppenheimer Fund are true, complete and correct.

            I. The Class A shares of Oppenheimer Fund which it issues to JP Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Schedule 13C hereto with respect to potential liability of shareholders of a Massachusetts business trust, will conform to the description thereof contained in Oppenheimer Trust's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required.

            J. All of the issued and outstanding shares of Oppenheimer Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws and such registrations, including any periodic reports or supplemental filings, are complete, current and have been continuously effective, all fees required to be paid have been paid, and Oppenheimer Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered.

            K. Oppenheimer Trust is duly registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect.

      16.   (a)   Each party hereby represents to the other that no broker
or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.

            (b) Oppenheimer Trust on behalf of Oppenheimer Fund represents and warrants that the information concerning it in the Proxy Statement and Prospectus will not as of the date of the Proxy Statement and Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements concerning it therein in light of the circumstances in which they are made not misleading. Oppenheimer Trust on behalf of Oppenheimer Fund represents and warrants that its financial statements in the N-14 Registration Statement (described below) fairly present the information shown in accordance with generally accepted accounting principles applied on a basis consistent with previous periods.

            (c) JP Fund represents and warrants that the information concerning it in the Proxy Statement and Prospectus will not as of the date of the Proxy Statement and Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements concerning it therein in light of the circumstances in which they are made not misleading. JP Fund represents and warrants that its financial statements in the N-14 Registration Statement fairly present the information shown in accordance with generally accepted accounting principles applied on a basis consistent with previous periods.

      17. Oppenheimer Trust on behalf of Oppenheimer Fund agrees that it will prepare and file the N-14 Registration Statement which shall contain a preliminary form of Proxy Statement and Prospectus contemplated by Rule 145 under the 1933 Act. JP Fund shall be responsible for preparation of the notice of meeting, Proxy Statement and Prospectus and form of proxy to be sent to JP Fund shareholders. The final form of such Proxy Statement and Prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have the N-14 Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.

      18.   (a)   JP Fund covenants and agrees to afford to Oppenheimer Fund, its counsel, accountants and other representatives reasonable access, during normal business hours throughout the period prior to the Closing
Date, to the books, records, employees and representatives of JP Fund.

            (b) JP Fund covenants and agrees that during the period from the date hereof until the Closing Date its investment objectives, investment policies and investment restrictions, as disclosed in its most current Prospectus dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information, dated May 1, 1996, will not be changed in any manner whatsoever except pursuant to a statutory amendment or regulatory requirement during such time and upon prior notice to Oppenheimer Fund.

            (c) JP Fund covenants that during the period from the date hereof until the Closing Date, except as approved in writing by Oppenheimer Fund or expressly provided for in the Agreement, JP Fund (i) will not conduct its business other than in the ordinary course substantially in the manner heretofore conducted and consistent with JP Fund's investment objectives, policies and restrictions as set forth in its most current Prospectus dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information, dated May 1, 1996, (ii) will not permit or allow any of the Assets to be subjected to any encumbrance, (iii) will not enter into any material transaction or otherwise incur any material Liability other than in the normal course of business consistent with past practice, (iv) will not declare, set aside or pay any dividend or make any other distribution except for payment of its dividends in ordinary course consistent with past practice and except for the final dividend and distribution to be made pursuant to Section 3 of the Agreement, and (v) will not agree, whether in writing or otherwise, to do any of the foregoing. Notwithstanding the foregoing, JP Fund covenants that (x) between the date of the Agreement and the Closing Date, promptly following any transaction involving an acquisition or disposition by JP Fund of portfolio securities, JP Fund shall provide to Oppenheimer Fund a written report detailing such transaction and (y) upon the written request of Oppenheimer Fund, to promptly sell one or more portfolio securities acquired by JP Fund between the date of the Agreement and the Closing Date and (z) to transfer to Oppenheimer Fund on the Closing Date only those Assets the acquisition of which will permit Oppenheimer Fund to be in compliance with all of its investment policies and restrictions.

            (d) JP Fund covenants and agrees to comply with all applicable laws, rules and regulations.

            (e) JP Fund covenants and agrees to maintain in the ordinary course of business consistent with past practice its books and records through to the date of its dissolution and liquidation and to prepare and file all documents, reports and instruments and take such action, including, without limitation, under the federal securities laws and state laws, that is required or appropriate to be filed or taken by it prior to, and/or in connection with, its dissolution and liquidation.

      19.   (a)   Oppenheimer Fund covenants that during the period from the date hereof until the Closing Date it will conduct its business in the ordinary course, it being understood that such ordinary course of business will include customary dividends and other distributions and such changes, if any, that have been approved by trustees of Oppenheimer Fund of which JP Fund has been advised.

            (b) Oppenheimer Fund covenants and agrees to comply with all applicable laws, rules and regulations.

      20. The Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing (i) by the mutual written consent of Oppenheimer Trust on behalf of Oppenheimer Fund and JP Fund, (ii) by either Oppenheimer Trust on behalf of Oppenheimer Fund or JP Fund, by notice in writing to the other, if the Closing shall not have occurred on or before December 31, 1996, (iii) by either Oppenheimer Trust on behalf of Oppenheimer Fund or JP Fund, by notice in writing to the other, if (A) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (B) the other party materially breaches or shall have breached any of its representations, warranties or covenants contained herein, (C) the JP Fund shareholders fail to approve the Agreement or (D) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met (other than through the failure of the terminating party to comply with its obligations under the Agreement) and it reasonably appears that it will not or cannot be met prior to the Closing Date or (iv) pursuant to Section 4 of the Agreement. Termination of the Agreement pursuant to
(i), (ii) or (iv) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Oppenheimer Fund, JP Fund or their respective trustees, directors or officers to any other party or its trustees, directors, or officers and it is understood and agreed that each party shall be reimbursed for its Expenses pursuant to Section 9 of the Agreement. Termination of the Agreement pursuant to
(iii) shall terminate all obligations of Oppenheimer Fund and JP Fund hereunder and there shall be no liability for damages on the part of Oppenheimer Fund, Oppenheimer Trust or JP Fund or their respective trustees, directors or officers to any other party or its trustees, directors or officers, except that the party in breach of the Agreement shall, upon demand, reimburse the non-breaching party for all Expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the transactions contemplated by the Agreement, and the provisions of Section 9 as to Expenses shall be of no force or effect.
For the purposes of the foregoing sentence, the non-fulfillment of the condition requiring approval of JP Fund shareholders set forth in Sections 10A and 11B shall not be deemed a breach entitling a party to reimbursement of fees and expenses.

      The Agreement shall automatically terminate prior to the Closing in the event the Acquisition Agreement is terminated or the acquisition contemplated by the Acquisition Agreement is not consummated, and in such event all obligations of Oppenheimer Fund and JP Fund shall terminate and there shall be no liability on the part of Oppenheimer Fund, Oppenheimer Trust or JP Fund or their respective trustees, directors or officers to the other or its respective trustees, directors or officers, it being understood and agreed that each party shall be reimbursed for its Expenses pursuant to Section 9 of the Agreement.

      21.   (a)   JPC shall indemnify and hold harmless JP Fund, Oppenheimer
Trust, Oppenheimer Fund, their investment advisers and their respective trustees, directors, officers and shareholders, against any and all claims to the extent such claims are based upon, arise out of or relate to (i) any untruthful or inaccurate representation made by JP Fund in the Agreement or any breach by JP Fund of any warranty or any failure by JP
Fund to perform or comply with any of its obligations, covenants, conditions or agreements set forth in the Agreement or (ii) the failure of JP Fund to comply with applicable legal requirements, including, without limitation, registration under the 1933 Act and the 1940 Act and state securities laws. Notwithstanding the foregoing, JPC shall not be obligated to so indemnify any officer or director of JP Fund if such claims result from such person's willful misfeasance, bad faith or gross negligence.

            (b) OFI shall indemnify and hold harmless JP Fund and its investment adviser and their respective directors, officers and shareholders, against any and all claims to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representation made by Oppenheimer Trust in the Agreement or any breach by Oppenheimer Trust of any warranty or any failure by Oppenheimer Trust to perform or comply with any of its obligations, covenants, conditions or agreements set forth in the Agreement. Notwithstanding the foregoing, OFI shall not be obligated to so indemnify any officer or director of JP Fund or its investment adviser if such claims result from such person's willful misfeasance, bad faith or gross negligence.

            (c) As used in this section, the word "claim" means any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, penalties, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all costs and expenses (including, without limitation, reasonable attorneys' fees).


      22. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      23. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

      24. JP Fund understands that the obligations of Oppenheimer Trust under the Agreement are not binding upon any Trustee or shareholder of Oppenheimer Trust and Oppenheimer Fund personally, but bind only Oppenheimer Trust, Oppenheimer Fund and Oppenheimer Fund's property. JP Fund represents that it has notice of the provisions of the Declaration of Trust of Oppenheimer Trust disclaiming shareholder and Trustee liability for acts or obligations of Oppenheimer Trust.

      25. Neither of the parties shall make any press release of the transactions contemplated by the Agreement, or any discussion in connection therewith, without the prior written consent of the other party, which consent shall not be unreasonably withheld. The preceding sentence shall not apply to any disclosures required to be made by applicable laws, as determined by counsel; however, the applicable party shall consult with the other party concerning the timing and content of such disclosure before making it.

      26. The representations, warranties and covenants set forth in the Agreement shall survive the closing.

      27. The Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles of such State.

      IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Attest:                             JEFFERSON-PILOT INVESTMENT GRADE
                                    BOND FUND, INC.


/s/ J. Gregory Poole                By:   /s/ E. J. Yelton
                                          President


Attest:                             OPPENHEIMER INTEGRITY FUNDS,
                                    ON BEHALF OF OPPENHEIMER BOND FUND

/s/ Robert G. Zack                  By:   /s/ Andrew J. Donohue
                                          Secretary & Vice President


Attest:                             For purposes of Section 21 only:
                                    JEFFERSON-PILOT CORPORATION



/s/ J. Gregory Poole                By:   /s/ E. J. Yelton
                                          Senior Vice President



Attest:                             For purposes of Section 21 only:
                                    OPPENHEIMERFUNDS, INC.



/s/ Robert G. Zack      By:   /s/ Andrew J. Donohue
                              Executive Vice President

JEFFERSON-PILOT INVESTMENT GRADE BOND FUND, INC.

PROXY FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD DECEMBER 3, 1996

The undersigned shareholder of Jefferson-Pilot Investment Grade Bond Fund, Inc. ("JP Fund"), does hereby appoint Richard W. McEnally and E.J. Yelton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of JP Fund to be held on December 3, 1996, at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE AND THE ELECTION OF EACH NOMINEE AS DIRECTOR. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR EACH PROPOSAL AND THE ELECTION OF EACH NOMINEE AS DIRECTOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Proposal 1:

To consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization dated as of October 8, 1996 (the "Reorganization Agreement") by and among JP Fund, Jefferson-Pilot Corporation, Oppenheimer Integrity Funds, on behalf of its series, Oppenheimer Bond Fund ("Oppenheimer Fund"), and OppenheimerFunds, Inc., and the transactions contemplated thereby, including (i) the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for Class A shares of Oppenheimer Fund, (ii) the distribution of such shares of Oppenheimer Fund to shareholders of JP Fund in liquidation of JP Fund, and (iii) the cancellation of the outstanding shares of JP Fund.

            FOR____           AGAINST____             ABSTAIN____

Proposal 2:

To elect to the Board of Directors the following five (5) directors to hold office until the earlier of (i) the dissolution of JP Fund or (ii) the next annual meeting of shareholders of JP Fund called for the purpose of electing directors, or until their successors are elected and qualified.

A)  E.J. Yelton               D) William Edward Moran
B)  John C. Ingram            E) J. Lee Lloyd
C)  Richard Wolcott McEnally

_______For all nominees listed            ____WITHHOLD AUTHORITY
except as marked to the contrary at           to vote for all nominees
left.  Instruction:  To withhold              listed at left.
authority to vote for any individual
nominee, line out that nominee's name
at left.

Proposal 3:

To ratify or reject the selection of McGladrey & Pullen LLP as JP Fund's independent auditors for the current fiscal year.

            FOR____           AGAINST____             ABSTAIN____

                                    Dated:________________________, 1996
                                          (Month)     (Day)

                                    ______________________________
                                          Signature(s)

                                    ______________________________
                                          Signature(s)

      Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

OPPENHEIMER BOND FUND
Supplement Dated October 18, 1996
To the Prospectus dated Apri1 1, 1996

      The Prospectus is amended as follows:

      1. The parenthetical in footnote 1 following the table in the section captioned "Shareholder Transaction Expenses" on page 4 is revised to read as follows: "($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page
31)."

      2. The first and second sentences in the sub-section captioned "Class A Shares" in "How to Buy Shares-Classes of Shares" on page 27 are revised to read as follows:

      If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 31). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge.

      3. The first and second paragraphs in the section captioned "Class A Contingent Deferred Sales Charge" on page 31 are revised to read as follows:

      There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      - Purchases aggregating $1 million or more.

      - Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      - Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and
      (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer
      commission.   No sales commission will be paid to the dealer, broker
      or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      4. Effective January 1, 1997, the second sentence in the section captioned "Special Arrangements with Dealers" on page 32 is deleted.

      5. The section subparagraph under the section captioned "Waivers of Class A Sales Charges - Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers" on page 33 is revised by adding the following subparagraph:

            - (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients,
            (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

      6. The section captioned "Waivers of Class A Sales Charges - Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 34 is revised to read as follows:

      The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

            - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

            - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see
                  "Shareholder Account Rules and Policies," below);

            - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month ( and no further commission will be payable if the shares are redeemed within 18 months of purchase);

            - for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program.

            - for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code;
                  (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

October 18, 1996                                          PS0285.007


OPPENHEIMER

Bond Fund

Prospectus dated April 1, 1996.

Oppenheimer Bond Fund (the "Fund"), formerly named "Oppenheimer Investment Grade Bond Fund," is a mutual fund with the investment objective of seeking a high level of current income by investing mainly in debt instruments. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of investment grade debt securities. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objectives and Polices" beginning on page ____.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April 1, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


(OppenheimerFunds logo)



Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            ABOUT THE FUND
            Expenses
            A Brief Overview of the Fund
            Financial Highlights
            Investment Objective and Policies
            How the Fund is Managed
            Performance of the Fund

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
            Appendix A

A-1         Special Sales Charge Arrangements for Shareholders of the
Fund  Who Were Shareholders of the Former Quest for Value Funds

            Appendix B

B-1 Special Sales Charge Arrangements for Fund Shareholders Who Were Shareholders of the Former Connecticut Mutual Investment Accounts, Inc.

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and shareholder transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended December 31, 1995.

      - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages ____ through ___ for an explanation of how and when these charges apply.

                                 Class A     Class B               Class C
                                 Shares      Shares                Shares
-----------------------------------------------------------------------
Maximum Sales Charge             4.75%       None                  None
on Purchases (as a %
of offering price)
------------------------------------------------------------------------
Sales Charge on
Reinvested Dividends             None        None                  None
------------------------------------------------------------------------
Deferred Sales Charge            None(1)     5% in the first       1% if shares are
(as a % of the lower of                      year, declining       redeemed within
the original purchase                        to 1% in the          12 months of
price or redemption                          sixth year and        purchase(2)
proceeds)                                    eliminated
                                             thereafter(2)
-----------------------------------------------------------------------
Exchange Fee                     None        None                  None

1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.
2. See "How to Buy Shares - Buying Class B Shares," below and "How to Buy Shares - Buying Class C Shares" below.

      - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's financial statements in the Statement of Additional Information.

Annual Fund Operating Expenses as a Percentage of Average Net Assets

                                     Class A        Class B          Class C
                                     Shares         Shares           Shares(1)

Management Fees                      0.75%          0.75%            0.75%
(Restated)
----------------------------------------------------------------------
12b-1 Distribution Plan Fees         0.25%          1.00%            1.00%
----------------------------------------------------------------------
Other Expenses                       0.38%          0.40%            0.40%
----------------------------------------------------------------------
Total Fund                           1.38%          2.15%            2.15%
Operating Expenses

1. Total Annual Fund Operating expenses for Class C shares are estimates based on amounts that would have been payable assuming Class C shares were outstanding for the full year.

      The numbers in the table above are based on the Fund's expenses in its last fiscal year ended December 31, 1995. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The management fees have been restated to reflect the Fund's new management fees set forth in the new investment advisory agreement dated July 10, 1995 with OppenheimerFunds, Inc. The restated management fee rate is as if the new investment advisory agreement had been in effect during the entire fiscal year ended December 31, 1995. Had the management fee rate not changed, the actual management fee would have been 0.50% for Class A and Class B shares, respectively, and total fund operating expenses would have been 1.07% for Class A and 1.82% for Class B, respectively.

      The 12b-1 Distribution Plan Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service fees (the maximum service fee is 0.25% of average annual net assets of the class) and the asset-based sales charge of 0.75%. These Plans are discussed in greater detail in "How to Buy Shares." Class C shares were not publicly offered before July 11, 1995. Therefore, the "Annual Fund Operating Expenses" as to Class C shares are estimates based on expenses for the period from the inception date until December 31, 1995.

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

      - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the chart above as restated. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                        1 year        3 years       5 years        10 years*
----------------------------------------------------------------------
Class A Shares          $61           $89           $119           $205
----------------------------------------------------------------------
Class B Shares          $72           $97           $135           $211
----------------------------------------------------------------------
Class C Shares          $32           $67           $115           $248

If you did not redeem your investment, it would incur the following expenses:

Class A Shares          $61           $89           $119           $205
----------------------------------------------------------------------
Class B Shares          $22           $67           $115           $211
----------------------------------------------------------------------
Class C Shares          $22           $67           $115           $248

      *The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will be more or less than those shown.

A Brief Overview of the Fund

      Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      - What Is The Fund's Investment Objective? The Fund seeks to achieve a high level of current income by investing mainly in debt instruments.

      - What Does The Fund Invest In? Under normal market conditions, the Fund invests at least 65% of its total assets in a diversified portfolio of investment grade fixed-income securities. These include (i) investment-grade debt securities rated BBB or above by Standard and Poor's Corporation or Baa or above by Moody's Investors Service, Inc. or, if unrated, are of comparable quality as determined by the Fund's Manager;
(ii) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or obligations secured by such securities ("U.S. Government Securities"); and (iii) high-quality, short-term money market instruments.

      The Fund may invest up to 35% of its total assets in non-investment grade debt instruments. Although non-investment grade securities generally offer the potential for higher income than investment grade securities, they may be subject to greater market fluctuations and a greater risk of default because of the issuer's low creditworthiness. The Fund may also write covered calls and use certain types of securities called "derivative investments" and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page ___.

      - Who Manages The Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc., (which changed its name from Oppenheimer Management Corporation effective January 5, 1996). The Manager (including a subsidiary) manages investment company portfolios currently having over $50 billion in assets. The Manager is paid a management fee by the Fund, based on its net assets. The Fund's portfolio managers, who are primarily responsible for the selection of the Fund's
securities, are David P. Negri and David A. Rosenberg.   The Fund's Board
of Trustees, elected by shareholders, oversees the Manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

      - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in fixed-income securities are subject to changes in their value and their yield from a number of factors, including changes in the general bond market and changes in interest rates. Non-investment grade securities may have speculative characteristics and be subject to a greater risk of default than investment grade securities. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the OppenheimerFunds spectrum the Fund is generally considered a moderately risky income fund, more aggressive than money market funds but less aggressive than high yield funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion of the Fund's investment risks.

      - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page ___ for more details.


      - Will I Pay A Sales Charge To Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, which are reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page ____ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by using Checkwriting. Please refer to "How to Sell Shares" starting on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page ___.

      - How Has The Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return, which measure historical performance. Those yields and total returns can be compared to the returns (over similar periods) of other funds. Prior to July 10, 1995, the Fund's investments were limited to investment grade bonds, U.S. Government Securities, and money market instruments. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on pages ____. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information for the 1991 through 1995 fiscal years has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1995 is included in the Statement of Additional Information. Class C shares were publicly offered only during a portion of that period, commencing July 11, 1995. The information in the table for the fiscal periods prior to 1991 was audited by the Fund's previous independent auditors.

---------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
                                              CLASS A
                                              -----------------------------------------------------------------------


                                              YEAR ENDED DECEMBER 31,
                                                 1995           1994          1993           1992           1991(4)
================================================================
=====================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $10.01         $11.12        $10.74         $10.80          $9.86
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .69            .65           .69            .75            .82
Net realized and unrealized gain (loss)              .96          (1.08)          .40           (.05)           .90
---------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                          1.65           (.43)         1.09            .70           1.72
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.68)          (.65)         (.71)          (.76)          (.78)
Dividends in excess of net investment
income                                                --           (.03)            --             --            --
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.68)          (.68)         (.71)          (.76)          (.78)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.98         $10.01        $11.12         $10.74         $10.80

================================================================

TOTAL RETURN, AT NET ASSET VALUE (5)               16.94%         (3.87)%       10.30%          6.77%         18.28%
================================================================
=====================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $169,059        $96,640      $110,759       $106,290        $90,623
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $116,940       $102,168      $111,702        $98,672        $86,471
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              6.47%          6.25%         6.20%          7.00%          8.02%
Expenses, before voluntary reimbursement
by the Manager                                     1.27%          1.06%         1.06%          1.10%          1.23%
Expenses, net of voluntary reimbursement
by the Manager                                     1.26%           N/A            N/A            N/A           N/A
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                       175.4%          70.3%        110.1%         116.4%          97.1%

1.  For the period from July 11, 1995 (inception of offering) to December 31,
1995.
2.  For the period from May 1, 1993 (inception of offering) to December 31,
1993.
3. Operating results prior to April 15, 1988 were achieved by the Fund's predecessor corporation as a closed-end fund under different investment objectives and policies. Such results are thus not necessarily representative of operating results the Fund may achieve under its current investment objectives and policies.
4. On March 28, 1991, OppenheimerFunds, Inc. became the investment advisor to the Fund.

Investment Objective and Policies

Objective. The Fund seeks a high level of current income by investing mainly in debt instruments.

Investment Policies and Strategies.

Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade debt securities, U.S. Government Securities, and money market instruments. Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. or other nationally-recognized rating organization. A description of these rating categories is included as an Appendix to the Fund's Statement of Additional Information. Debt securities (often referred to as "fixed-income securities") are used by issuers to borrow money from investors. The issuer promises to pay the investor interest at a fixed or variable rate, and to pay back the amount it borrowed (the "principal") at maturity. Some debt securities, such as zero coupon bonds (discussed below) do not pay current interest. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Manager to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities"). Lower-grade securities include securities rated BB, B, CCC, CC and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's. Lower-grade securities (often called "junk bonds") are considered speculative and involve greater risk. They may be less liquid than higher-rated securities. If the Fund were forced to sell a lower-grade debt security during a period of rapidly-declining prices, it might experience significant losses especially if a substantial number of other holders decide to sell at the same time. Other risks may involve the default of the issuer or price changes in the issuer's securities due to changes in the issuer's financial strength or economic conditions. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

      The Manager anticipates that the Fund would generally invest at least 75% of its total assets in: (i) U.S. corporate bonds rated "A" or better and (ii) U.S. government and agency bonds. The Manager further anticipates that the Fund would invest an additional 15% of its total assets in non-investment grade domestic corporate bonds and 10% of its total assets in non-investment grade foreign bonds. These anticipated investment targets, including the allocation between domestic and foreign lower-grade debt securities, are subject to fluctuation and may be changed by the Manager without further notice to shareholders or amended prospectus disclosure. Under normal market conditions, the Fund's target duration will be approximately five. Duration is a measure of the anticipated rise or decline in value for a 1% change in interest rates.
For example, a duration of 2 in a portfolio indicates that for every 1% rise in general interest rates, the portfolio's value would be expected to fall 2%, and vice versa.

      When investing the Fund's assets, the Manager considers many factors, including current developments and trends in both the economy and the financial markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies described below. The Manager may employ special investment techniques, also described below. Additional information about the securities the Fund may invest in, the hedging strategies the Fund may employ and the special investment techniques may be found under the same headings in the Statement of Additional Information.

      - Interest Rate Risks.   In addition to credit risks, described
below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

      - Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (which the Fund may hold) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

      - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

      - U.S. Government Securities. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund invests in. Other mortgage-related U.S. Government Securities the Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Fund invests in are collateralized mortgage obligations ("CMOs").

      The value of U.S. Government Securities will fluctuate depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Fund holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Other Investment Techniques and Strategies."

      - Short-Term Debt Securities. The high quality, short-term money market instruments in which the Fund may invest include U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations.

      - Mortgage-Backed Securities and CMOs. Certain mortgage-backed securities, whether issued by the U.S. government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass- through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

      The Fund may also invest in collateralized mortgage-backed obligations (referred to as "CMOs"), which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

      The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

      The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

      The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

      Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 10% of the Fund's net assets.

      The Fund may also enter into "forward roll" transactions with mortgage-backed securities. The Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing. The Fund is required to segregate liquid assets with its custodian bank in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.

      - Asset-Backed Securities. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

      - Zero Coupon Securities. These securities, which may be issued by the U.S. government, its agencies or instrumentalities or by private issuers, are purchased at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than debt securities that pay interest periodically. Interest accrues on zero coupon bonds even though cash is not actually received.

- Other Debt Securities. The Fund may invest in preferred stocks. Preferred stock, unlike common stock, generally offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, fixed, participating, or auction rate. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. The rights to payment of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

      - Securities of Foreign Governments and Companies. The Fund may invest in debt securities issued or guaranteed by foreign companies, and debt securities of foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income the Fund receives. These securities are described in more detail in the Statement of Additional Information. If the Fund's assets are held abroad, the countries in which they are held and the sub-custodians holding them will be approved by the Trust's Board of Trustees if required to do so by applicable regulations.

      Foreign securities have special risks. There are certain risks of holding foreign securities. The first is the risk of changes in foreign currency values. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the Fund's investment income from foreign securities may be received in foreign currencies, the Fund will be required to distribute its income in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. If the Fund suffers losses on foreign currencies after it has distributed its income during the year, the Fund may find that it has distributed more income than was available from actual investment income. That could result in a return of capital to shareholders.

      There are other risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

      - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." While it is a policy of the Fund generally not to engage in trading for short-term gains, portfolio changes will be made without regard to the length of time a security has been held or whether a sale would result in a profit or loss, if in the Manager's judgment, such transactions are advisable in light of the circumstances of a particular company or within a particular industry or in light of market, economic or financial conditions. High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. See "Financial Highlights" above, "Dividends, Capital Gains and Taxes" below and "Brokerage Policies of the Fund" in the Statement of Additional Information.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

      - Hedging. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below.

      The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures and call options and writing puts, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

      -Futures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies (these are Forward Contracts), (2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as Financial Futures), and (3) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

      - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

      The Fund may buy calls on securities, indices, foreign currencies, or Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) call options on securities, indices, foreign currencies or Futures, but only if they are "covered."
 That means the Fund must own the security subject to the call while the call is outstanding or segregate appropriate liquid assets. Calls on Futures must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Up to 50% of the Fund's total assets may be subject to calls.

      The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund may buy puts that relate to securities, indices, Futures, or foreign currencies. The Fund may buy a put on a security whether or not the Fund owns the particular security in its portfolio. The Fund may sell a put on securities, indices, Futures, or foreign currencies, but only if the puts are covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

      A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may buy and sell put and call options that are traded on U.S. or foreign securities or commodity exchanges or are traded in the over-the-counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to the Fund's restrictions on illiquid investments.

      -Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      -Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. The Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      -Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      - Short Sales "Against-the-Box". The Fund may not sell securities short except in collateralized transactions referred to as short sales "against-the-box". The Fund may not enter into these transactions if more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

      - Non-Concentration. The Fund shall not invest 25% or more of its total assets in any industry; however, for the purposes of this restriction, obligations of the U.S. government, its agencies or instrumentalities are not considered to be part of any single industry.

      - When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.

      - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of the Fund's net assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. See the Statement of Additional Information for more details.

      - Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

      - Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets in the coming year.

      - Derivative Investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund may not purchase or sell physical commodities; however, the Fund may purchase and sell foreign currency and engage in hedging transactions. This shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

      Derivative investments used by the Fund are used in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

      The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

      There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

      -  make short sales except for sales "against the box";
      - borrow money or enter into reverse repurchase agreements, except that the Fund may borrow money from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), provided that the aggregate amount of all such borrowings and commitments under such agreements does not, at the time of borrowing or of entering into such an agreement, exceed 10% of the Fund's total assets taken at current market value; the Fund will not purchase additional portfolio securities at any time that the aggregate amount of its borrowings and its commitments under reverse repurchase agreements exceeds 5% of the Fund's net assets (for purposes of this restriction, entering into portfolio lending agreements shall not be deemed to constitute borrowing money);
      - concentrate its investments in any particular industry except that it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry (of the utility companies, gas, electric, water and telephone will each be considered as a separate industry); and
      - buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would own more than 10% of that issuer's voting securities.

      All of the percentage restrictions described above and elsewhere in this Prospectus and the Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. Oppenheimer Integrity Funds (the "Trust") was organized in 1982 as a multi-series Massachusetts business trust and the Fund is a series of that Trust. That Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. The Fund is one of two series of the Trust. Each of the two series of the Trust issues its own shares, has its own investment portfolio, and its own assets and liabilities.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc. which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. Prior to July 10, 1995, the Manager had contracted with Massachusetts Mutual Life Insurance Company ("MassMutual") to act as the Fund's Sub-Adviser. The Sub-Adviser was responsible for choosing the Fund's investments. The Manager, not the Fund, paid the Sub-Adviser. Effective July 10, 1995, the Sub-Advisory Agreement between the Manager and MassMutual terminated and the Manager is responsible for selecting the Fund's investments as well as for its day to day business, pursuant to an investment advisory agreement dated July 10, 1995.

      The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets in excess of $50 billion as of March 1, 1996, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company (the "Manager").

      - Portfolio Managers.  The Portfolio Managers of the Fund are David
P. Negri and David A. Rosenberg. They have been the individuals principally responsible for the day-to-day management of the Fund's portfolio since July 10, 1995. Mr. Negri and Mr. Rosenberg is each a Vice President of the Manager. They each serve as officers and portfolio managers of other Oppenheimer funds.

      - Fees and Expenses. Under a new investment advisory agreement dated July 10, 1995 with the Manager, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75%
of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets in excess of $1 billion. The Fund's management fee for its last fiscal year, restated to reflect the management fee set forth in the new investment advisory agreement, was 0.75% of average annual net assets for both its Class A, Class B and Class C shares, as set forth in the "Annual Fund Operating Expenses" chart on page _____.

      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it incurs relatively little expense for brokerage. When deciding which brokers to use, the Manager is permitted by the advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager or its affiliates serve as investment adviser.

      - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that is the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

      - The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "cumulative total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

      It is important to understand that the Fund's total return and yield represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, they normally include the payment of the maximum initial sales charge. When total returns are shown for Class B and Class C shares, they include the applicable contingent deferred sales charge. Total returns may also be quoted "at net asset value," without including the initial sales charge or CDSC, and those returns would be reduced if sales charges were deducted.

      - Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended December 31, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      - Management's Discussion of Performance. During the Fund's fiscal year ended December 31, 1995, declines in interest rates lead to a strong rally in Treasury securities, which contributed to the Fund's positive overall performance. In the third and fourth quarters of 1995, the Fund reduced its allocation of Treasury securities, in order to realize profits and to emphasize investments in different categories of U.S. Government and corporate bonds. During that period, the Fund added to its holdings in the corporate bond sector, favoring companies in industries expected to experience earnings growth, such as cable, communications, broadcasting and media firms. The Fund also allocated assets to non-agency mortgage-backed securities, which have a higher degree of issuer default and therefore pay higher yields than Government agency mortgage obligations. Bonds issued by utilities and cyclical industries such as mining and metals companies were underweighted in the Fund's portfolio.

      - Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until December 31, 1995; in the case of Class A shares, from the inception of the class on April 15, 1988, in the case of Class B shares, from the inception of the class on May 1, 1993 and in the case of Class C shares, from inception of the class on July 11, 1995.

      The performance of each class of the Fund's shares is compared to the performance of the Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Prior to July 10, 1995, the Fund's investments were limited to investment grade bonds, U.S. Government Securities, and money market instruments. The Lehman Brothers Corporate Bond Index includes a factor for the reinvestment of interest, but does not reflect expenses or taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class A) and Lehman Brothers Corporate Bond Index

(graph)

Average Annual Total Return of Class A Shares of the Fund at 12/31/951
1 Year           5 Years           Life
---------------------------------------------------------------------
11.38%           8.33%             8.05%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class B) and Lehman Brothers Corporate Bond Index

(graph)

Average Annual Total Return of Class B Shares of the Fund at 12/31/952
1 Year           Life
--------------------------------------------------------------------
11.06%           4.40%

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Bond Fund (Class C) and Lehman Brothers Corporate Bond Index

(graph)

Average Annual Total Return of Class C Shares of the Fund at 12/31/953
1 Year           Life
--------------------------------------------------------------------
                 2.76%

1The inception date of the Fund (Class A shares) was 4/15/88. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum initial sales charge.
2Class B shares of the Fund were first publicly offered on 5/1/93. The average annual total returns reflect reinvestment of all dividends and capital gains distributions, and are shown net of the applicable 5% and 4% contingent deferred sales charges, respectively, for the 1-year period and life-of-the-class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.
3Class C shares of the Fund were first publicly offered on 7/11/95. The cumulative total return for Class C shares reflects the reinvestment of all dividends and capital gains distributions and is shown net of the applicable 1% contingent deferred sales charge.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      - Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of $1 million ($500,000 or more for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. These sales charges are described in "Buying Class A Shares" below.

      - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. These sales charges are described in "Buying Class B Shares" below.

      - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. These sales charges are described in "Buying Class C Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charges on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assume that you will purchase only one class of shares, and not a combination of shares of different classes.

-     How Long Do You Expect to Hold Your Investment?   While future
financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

      - Investing for the Short-Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C (as well as Class B) shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B) shares. If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or Class C shares, respectively, from a single investor.

      - Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

      - Are There Differences in Account Features That Matter to You? Because some account features may not be available to or advisable for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares or Class A shares, subject to a contingent deferred sales charge. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

      - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charge for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

      With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      Under pension, profit-sharing or 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

      - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink," below for more details.

      - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

      - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor in its sole discretion may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix A and Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in Appendix A) or by a person who was a shareholder of one of the former Connecticut Mutual Investment Accounts, Inc. funds (as defined in Appendix B).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                         Front-End            Front-End
                         Sales Charge         Sales Charge         Commission
                         as a                 as a                 as
                         Percentage           Percentage           Percentage
                         of Offering          of Amount            of Offering
Amount of Purchase       Price                Invested             Price
----------------------------------------------------------------------
Less than $50,000        4.75%                4.98%                4.00%
----------------------------------------------------------------------
$50,000 or more but      4.50%                4.71%                 3.75%
less than $100,000
----------------------------------------------------------------------
$100,000 or more but     3.50%                3.63%                2.75%
less than $250,000
----------------------------------------------------------------------
$250,000 or more but     2.50%                2.56%                2.00%
less than $500,000
----------------------------------------------------------------------
$500,000 or more but     2.00%                2.04%                1.60%
less than $1 million

      The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:


      - purchases aggregating $1 million or more, or
      - purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      Shares of any of the Oppenheimer funds that offers only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commissions.

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchase of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      - the Manager or its affiliates;
      - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
      - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
      - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
      - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares) or (2) to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;
      - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
      - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
      - any unit investment trust that has entered into an appropriate agreement with the Distributor;
      - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or
      - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
      - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
      - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
      - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
      - shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.
  There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      - for retirement distribution or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans"); or
      - to return excess contributions made to Retirement Plans; or
      - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original value; or
      - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
      - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
      - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

      - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                          Contingent Deferred Sales Charge
Beginning of Month in which               On Redemptions in That Year
Purchase Order Was Accepted               (As % of Amount Subject to Charge)
----------------------------------------------------------------------
0 - 1                                     5.0%
1 - 2                                     4.0%
2 - 3                                     3.0%
3 - 4                                     3.0%
4 - 5                                     2.0%
5 - 6                                     1.0%
6 and following                           None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

      - Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. This payment is made at a fixed rate that is not related to the Distributor's expenses. The Distributor also receives from the Fund a service fee of 0.25% per year. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price.

      The Fund pays the asset-based sales charge to the Distributor to compensate it for its services rendered in connection with the distribution of Class B and Class C shares. Those services include paying sales commissions, advancing service fee payments, and paying or financing the costs of distributing and selling Class B and Class C shares. The Distributor retains the asset-based sales charges paid by the Fund for Class B shares. For Class C shares, the Distributor retains the asset-based sales charge paid by the Fund during the first year Class C shares are outstanding, and after the first year the Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class
C shares that have been outstanding for a year or more.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B and Class C shares. Therefore, those expenses may be carried over and paid in future years. At December 31, 1995, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $1,004,267 (equal to 2.56% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. At December 31, 1995, the end of the Class C plan year, the Distributor had incurred unreimbursed expenses under the plan of $21,412 (equal to .54% of the Fund's net assets represented by Class C shares on that date), which have been carried over into the present plan year.

      - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:

      - to make distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary which occurred after the account was opened;

      - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration),
      - to make returns of excess contributions to Retirement Plans,
      - to make distributions from retirement plans that qualify as "substantially equal periodic payments" under Section 72(t) of the Internal Revenue Code, provided the distributions do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request,
      - for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:
      - shares sold to the Manager or its affiliates;
      - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      - shares issued in plans of reorganization to which the Fund is a party; or
      - shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

      AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

      - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

      - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      - Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. Automatic Withdrawal Plans are not advisable for Class B and Class C shares subject to a contingent deferred sales charge ("CDSC") unless waivers of the CDSC apply. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

      - Automatic Exchange Plans. You can authorize the Transfer Agent automatically to exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
      - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
      - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs
      - Pension and Profit-Sharing Plans for self-employed persons and other employers
      - 401(k) prototype retirement plans for business
      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.


How to Sell Shares

      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, or by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      - You wish to redeem more than $50,000 worth of shares and receive a check
      - A redemption check is not payable to all shareholders listed on the account statement
      - A redemption check is not sent to the address of record on your statement
      - Shares are being transferred to a Fund account with a different owner or name
      - Shares are redeemed by someone other than the owners (such as an Executor)

      - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

      - Your name
      - The Fund's name
      - Your Fund account number (from your account statement)
      - The dollar amount or number of shares to be redeemed
      - Any special payment instructions
      - Any share certificates for the shares you are selling
      - The signatures of all registered owners exactly as the account is registered, and
      - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217

Send Courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

      - To redeem shares through a service representative, call 1-800-852-
8457
      - To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds transferred to that bank account.

      - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in one of the other Oppenheimer funds, you may call 1-800-525-7048 to request check writing for an account in this Fund that has the same registration as that other fund account.

      - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
      - Checkwriting privileges are not available for accounts holding Class B or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
      - Checks must be written for at least $100.
      - Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
      - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
      - Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      - Shares of the fund selected for exchange must be available for sale in your state of residence
      - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      - You must meet the minimum purchase requirements for the fund you purchase by exchange
      - Before exchanging into a fund, you should obtain and read its prospectus

      Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

      - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain their names by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

      - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

      - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $1,000 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      - Under unusual circumstances shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

      - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B or Class C shares.

      - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

      - Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is OppenheimerFunds Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who owned shares of the Former Quest for Value Quality Income Fund when it merged into the Fund on November 24, 1995.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on the last business day of every month, but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

      From time to time, the Fund may adopt the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends may be subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. A practice of attempting to pay dividends on Class A shares at a constant level would require the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. If the Fund, from time to time, seeks to pay dividends on Class A shares at a target level, the Fund anticipates it would pay dividends at the targeted dividend level from net investment income and other distributable income without any impact on the Fund's Class A net asset value per share. The Board of Trustees could change the Fund's targeted dividend level at any time, without prior notice to shareholders. The Fund would not otherwise have a fixed dividend rate. Regardless, there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
      - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
      - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
      - Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

      - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

      - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER BOND FUND


      Graphic material included in Prospectus of Oppenheimer Bond Fund:
"Comparison of Total Return of Oppenheimer Bond Fund and The Lehman Brothers Corporate Bond Index - Change in Value of a $10,000 Hypothetical Investment"

      Linear graphs will be included in the Prospectus of Oppenheimer Bond Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's fiscal years since the inception of the class on April 15, 1988 through December 31, 1995, in the case of Class B shares the graph will cover the period from the inception of the class on May 1, 1993 through December 31, 1995 and in the case of Class C shares the graph will cover the period from inception on July 11, 1995 through December 31, 1995. The graphs will compare such values with the same investments over the same time periods with The Lehman Brothers Corporate Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of The Lehman Brothers Corporate Bond Index, is set forth in the Prospectus under "Performance of the Fund -- Comparing the Fund's Performance to the Market"


                                                      Lehman Brothers
Fiscal Year              Oppenheimer                  Corporate
(Period) Ended           Bond Fund A                  Bond Index
04/15/88                 $9,525                       $10,000
12/31/88                 $9,952                       $10,368
12/31/89                 $11,077                      $11,885
12/31/90                 $11,602                      $12,759
12/31/91                 $13,723                      $15,170
12/31/92                 $14,653                      $16,392
12/31/93                 $16,163                      $18,310
12/31/94                 $15,538                      $17,530
12/31/95                 $18,169                      $21,429

                                                      Lehman Brothers
Fiscal Year              Oppenheimer                  Corporate
(Period) Ended           Bond Fund B(1)               Bond Index

05/01/93                 $10,000                      $10,000
12/31/93                 $10,391                      $10,503
12/31/94                 $ 9,920                      $10,056
12/31/95                 $11,216                      $12,292

                                                      Lehman Brothers
Fiscal Year              Oppenheimer                  Corporate
(Period) Ended           Bond Fund C(2)               Bond Index

07/11/95                 $10,000                      $10,000
12/31/95                 $10,276                      $11,348


----------------------


(1) Class B shares of the Fund were first publicly offered on May 1, 1993.
(2) Class C shares of the Fund were first publicly offered on July 11, 1995.

APPENDIX A

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds


      The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or
(ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges


- Reduced Class A Initial Sales Charge Rates for Certain Former Quest
Shareholders

- Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.


                              Front-End   Front-End
                              Sales       Sales             Commission
                              Charge      Charge            as
                              as a        as a              Percentage
Number of                     Percentage  Percentage        of
Eligible Employees            of Offering of Amount         Offering
or Members                    Price       Invested          Price
 9 or fewer                   2.50%       2.56%             2.00%

At least 10 but not
 more than 49                 2.00%       2.04%             1.60%


      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages ___ to ___ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

-  Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund issued in the reorganization on November 24, 1995 for shares of Quest For Value Investment Quality Income Fund that were subject to a contingent deferred sales charge, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. This contingent deferred sales charge rate also applies to shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      - Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.


      - Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."


Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

-  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

APPENDIX B


Special Sale Charge Arrangements for Fund Shareholders of the Fund Who Were Shareholders of the Former Connecticut Mutual Investment Accounts, Inc.

      The initial and contingent sales charge rates and waivers for Class A and Class B shares described elsewhere in this Prospectus are modified as described below for those shareholders of the Fund who were shareholders of Connecticut Mutual Investment Accounts, Inc. on March 17, 1996 ("former CMIA shareholders").

-     Prior Class A CDSC and Class A Sales Charge Waivers

      - Class A Contingent Deferred Sales Charge. Certain former CMIA shareholders are entitled to continue to make additional purchases of Class A shares of the Fund at net asset value without the Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those former CMIA shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of the former CMIA funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the CMIA funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in any of the Oppenheimer funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the CMIA funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Class A shares of the former CMIA funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC. If any additional Class A shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      - Class A Sales Charge Waivers. Additional Class A shares of the Fund may be purchased without a sales charge by a person who was in one or more of the categories described below and acquired Class A shares of the CMIA funds prior to March 18, 1996 and still holds Class A shares of any Oppenheimer funds: (1) any purchaser, provided the total initial amount invested in the former CMIA funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Oppenheimer funds; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in any one or more of the former CMIA funds totaled $500,000 or more; (3) Directors of the former CMIA funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the CMIA funds' prior distributor, and its affiliated companies;
(5) one or more members of a group of a least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; (6) any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which was beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract for Class A shares of the Fund; and (7) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the CMIA funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the applicable Class A CDSC.

-     Class A and Class B Contingent Deferred Sales Charge Waivers

      In addition to the waivers set forth above under the caption "How to Buy Shares," the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of the Fund and acquired through the reorganization of the Connecticut Mutual Income Account Series of CMIA with the Fund and the shares of that series were acquired prior to March 18, 1996, (ii) were acquired by exchange from another CMIA fund and the shares of that fund were purchased prior to March 18, 1996 and (iii) were exchanged or redeemed in the following cases:

      (1) by the estate of the deceased shareholder; (2) upon the disability of the shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (Code); (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7) of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) in whole or in part, in connection with shares sold by any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (5) in connection with the former CMIA fund's right to involuntarily redeem or liquidate a Fund; (6) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (7) as involuntary redemptions of shares by operation of law, or under procedures set forth in the former CMIA fund's Articles of Incorporation, or as adopted by the Board of Directors of the former CMIA funds.

Oppenheimer Bond Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

PR0285.001.0496 *Printed on recycled paper

                              OPPENHEIMER INTEGRITY FUNDS
                 3410 SOUTH GALENA STREET, DENVER, COLORADO 80231-5099
                                    1-800-525-7048

                                        PART B

                          STATEMENT OF ADDITIONAL INFORMATION
                                   October 18, 1996
                          ___________________________________

      This Statement of Additional Information of Oppenheimer Bond Fund consists of this cover page and the following documents:

1. Statement of Additional Information of Oppenheimer Bond Fund dated April 1, 1996, previously filed with Registration Statement of Oppenheimer Integrity Funds on Form N-14, 10/13/96, and incorporated herein by reference.

2. Oppenheimer Bond Fund's Annual Report as of December 31, 1995, previously filed with Registration Statement of Oppenheimer Integrity Funds on Form N-14, 10/13/96, and incorporated herein by reference.

3. Oppenheimer Bond Fund's Semi-Annual Report as of June 30, 1996, previously filed with Registration Statement of Oppenheimer Integrity Funds on Form N-14, 10/13/96, and incorporated herein by reference.

4. (a) Prospectus of Jefferson Pilot Family of Funds dated May 1, 1996, previously filed with Registration Statement of Oppenheimer Integrity Funds on Form N-14, 10/13/96, and incorporated herein by reference.

   (b) Supplement to Prospectus of Jefferson Pilot Family of Funds dated October 8, 1996, filed herewith and incorporated herein by reference.

5. Statement of Additional Information of Jefferson-Pilot Investment Grade Oppenheimer Fund, Inc., previously filed with Registration Statement of Oppenheimer Integrity Funds on Form N-14, 10/13/96, and incorporated herein by reference.

6. Jefferson Pilot Family of Funds Annual Report as of December 31, 1995, previously filed with Registration Statement of Oppenheimer Integrity Funds on Form N-14, 10/13/96, and incorporated herein by reference.

7. Jefferson Pilot Family of Funds Semi-Annual Report as of June 30, 1996, previously filed with Registration Statement of Oppenheimer Integrity Funds on Form N-14, 10/13/96, and incorporated herein by reference.

      This Statement of Additional Information (the "Statement of
Additional Information") is not a Prospectus.  This Statement of
Additional Information should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to OppenheimerFunds Services ("OFS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OFS at the toll-free number shown above.

JEFFERSON-PILOT INVESTMENT GRADE BOND FUND, INC.

SUPPLEMENT DATED OCTOBER 8, 1996
TO PROSPECTUS DATED MAY 1, 1996


Please read this Supplement carefully and retain it for future reference.

On September 24, 1996, Jefferson-Pilot Corporation ("JPC") and OppenheimerFunds, Inc. signed an acquisition agreement pursuant to which OppenheimerFunds, Inc. will, subject to certain conditions, purchase substantially all of the assets of JP Investment Management Company, investment adviser to Jefferson-Pilot Investment Grade Bond Fund, Inc. (the "Fund") and a wholly-owned subsidiary of JPC. In connection with this acquisition, the Board of Directors of the Fund recently met to consider a proposed Reorganization Agreement pursuant to which the Fund would be acquired by and reorganized into the Oppenheimer Bond Fund ("Bond Fund"), a series of Oppenheimer Integrity Funds, which is managed by OppenheimerFunds, Inc. The Board determined that it is in the best interests of the Fund and the Fund's shareholders that the Fund reorganize with Bond Fund and unanimously approved the terms of the Reorganization Agreement and the reorganization transactions to which it relates. The Fund's Board of Directors also determined to recommend to the Fund's shareholders that they approve the Reorganization Agreement.

The Reorganization Agreement will provide for the transfer of substantially all the assets of the Fund to Bond Fund in exchange for the issuance of Class A shares of Bond Fund; the distribution of such shares of Bond Fund to the shareholders of the Fund in liquidation of the Fund; and the cancellation of the outstanding shares of the Fund. As a result of the proposed reorganization, each shareholder of the Fund would likely receive that number of shares of Class A shares of Bond Fund having an aggregate net asset value equal to the net asset value of such
shareholder's shares of the Fund.   No sales charge would be imposed on
the Bond Fund Class A shares received by the Fund's shareholders in the reorganization. The reorganization is contemplated to be tax-free, and the Fund will request an opinion of tax counsel to that effect.

Unless otherwise determined by the Fund's Board of Directors, a meeting of the Fund's shareholders is expected to be held on December 3, 1996 to consider the Reorganization Agreement and the reorganization transactions to which it relates. The affirmative vote of a majority of the Fund's outstanding shares is required to approve the Reorganization Agreement and the related transactions. There can be no assurance that the Fund's shareholders will approve the Reorganization Agreement. Details about the Reorganization Agreement and the reorganization transactions to which it relates will be contained in a proxy statement and other soliciting materials to be sent to Fund shareholders of record on October 10, 1996. Persons who first acquire shares of the Fund after this date will not be entitled to vote on the Reorganization Agreement.